UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2020

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Emerging Markets Debt Corporate Fund

(formerly, Delaware Emerging Markets Debt Fund)

July 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Emerging Markets Debt Corporate Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions

•	View statements and tax forms

•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2020, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Emerging Markets Debt Corporate Fund	August 11, 2020 (Unaudited)

Performance preview (for the year ended July 31, 2020)
Delaware Emerging Markets Debt Corporate Fund (Institutional Class shares)	1-year return	+1.88%
Delaware Emerging Markets Debt Corporate Fund (Class A shares)	1-year return	+1.73%
J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified (benchmark)	1-year return	+5.21%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Emerging Markets Debt Corporate Fund, please see the table on page 6.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 9 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks current income and, secondarily, capital appreciation.

Market review

Tepid global growth coupled with the US Federal Reserve’s looser, more accommodating monetary policy would have been the major story line for the Fund’s fiscal year ended July 31, 2020 had it not been for the coronavirus pandemic, which injected a jolt of extreme volatility that began in late February and persisted into early April.

The fiscal period began much as the prior fiscal year left off, with emerging markets debt posting mixed returns that largely reflected external factors, most notably the sharp drop in US Treasury yields and expectations for continued monetary easing on the part of the European Central Bank (ECB) and the Fed.

In the final quarter of 2019, emerging markets debt posted stronger returns. Compared with corporate credits in developed markets, emerging markets corporate debt with similar credit quality provided a relatively stable yield pickup of approximately 100 basis points for BB-rated debt and 50 basis

•  Emerging markets debt sold off sharply on coronavirus concerns.

•  Central bank and government stimulus led to a strong rebound.

•  Travel restrictions placed severe pressure on airlines.

•  In this crisis, emerging markets demonstrated notable maturity.

Portfolio managment review

Delaware Emerging Markets Debt Corporate Fund

points for BBB-rated debt. (One basis point equals one hundredth of a percentage point.)

Emerging market currencies were also performing well at the end of 2019. A drag on performance for much of the year, emerging market currencies responded positively when a Phase 1 trade agreement between the United States and China appeared imminent. An apparent bottoming out of global economic activity also propelled emerging market currencies.

Overall, from August 2019 through January 2020, the combined backdrop of a stable rate and a stable dollar was broadly supportive of emerging markets risk assets. Given that hard currency assets in emerging markets were no exception, emerging markets debt enjoyed relatively strong performance during this time.

As the new year began, however, concern about the coronavirus, first identified in December 2019, began to swell. Little more than background chatter, particularly in the US, in January and early February, coronavirus fears suddenly became widespread and global markets sold off precipitously later in February.

As was the case with risk assets worldwide, by the end of the Fund’s fiscal year, many emerging markets debt markets had largely bounced back. The J.P. Morgan Government Bond Index–Emerging Markets (GBI-EM) Global Diversified dropped 15.21% in dollar terms in the first quarter of 2020 but gained 9.82% in the second quarter. Similarly, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified (sovereigns), declined 13.38% in the first quarter but gained 12.26% in the second quarter. Finally, the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified (corporates), fell 10.17% in the first quarter but gained 11.15% in the second quarter.

Although emerging markets debt, like virtually all asset classes, succumbed to the coronavirus-induced selloff, it is important to note that emerging markets debt weathered this crisis much better than it did previous disruptions. In the past, emerging markets have suffered disproportionately because of a mismatch of asset liabilities in the underlying economy. A country would borrow dollars and spend locally. If the local currency subsequently softened, debt balances were destroyed, wreaking havoc on the economy. Though this still happens, it has happened far less frequently, following several notable crises including the Mexican peso crisis or Tequila Crisis of 1994, the Russian debt crisis of 1998, and the so-called taper tantrum of 2013. In the aftermath of these and other notable economic disruptions, central bankers have improved policy making by rebalancing asset liabilities and reducing fundamental mismatches with emerging market economies.

In the crises mentioned above, emerging markets suffered more significantly than their developed counterparts. During the selloff in February and March, three countries – Argentina, Ecuador, and Lebanon – struggled due to poor fiscal and monetary policies. And all three are paying the price via defaults or restructuring. However, overall, the emerging markets asset class demonstrated maturity throughout the crisis. The problems in Argentina, Ecuador, and Lebanon were limited to those countries and did not spread. In our view, this is a sign of relative maturity in the emerging markets debt market.

Better management, at both the corporate and sovereign levels, is another sign of maturity that enabled emerging markets to come through the coronavirus selloff. We saw many companies maintain adequate liquidity and access to external financing. Despite battling the macroeconomic environment and headwinds, most companies, with a few exceptions noted further on, came through the crisis in reasonable shape.

The role of central bank and government intervention in enabling emerging markets, indeed global markets, to recover quickly cannot be overstated. Most notable were the Fed’s injection of trillions of dollars of liquidity into financial markets and the US government’s fiscal programs, including enhanced unemployment benefits and a payroll protection program. In conjunction with other global stimulative actions, governments acted quickly to curtail volatility, enabling asset prices to rebound sharply in the final months of the Fund’s fiscal year.

Source: Bloomberg.

Within the Fund

For the fiscal year ended July 31, 2020,

Delaware Emerging Markets Debt Corporate Fund underperformed its benchmark, the J.P. Morgan CEMBI Broad Diversified. The Fund’s Institutional Class shares gained 1.88%. The Fund’s Class A shares advanced 1.73% at net asset value and declined 2.85% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark gained 5.21%. For complete, annualized performance for Delaware Emerging Markets Debt Corporate Fund, please see the table on page 6.

The Fund was broadly diversified across regions, with fairly stable country allocations. Over the course of the fiscal year, the Fund was overweight Latin America, underweight Asia, and neutral to slightly underweight Central and Eastern Europe, the Middle East, and Africa (CEEMEA). We have a bias toward what we deem more attractive relative value and higher yielding regions. Consequently, we have positioned the Fund to be overweight high yield securities and underweight low-beta (low volatility) investment grade securities consistently throughout the fiscal year.

Within Latin America, Brazil and Panama made notable contributions to the Fund’s performance while Mexico, Chile, and Ecuador detracted from performance. Brazil represented the

Fund’s largest country overweight throughout the 12-month period. Brazil offers a large, liquid credit market that, in our opinion, provides a significant opportunity for credit selection. And despite being fairly acrimonious in its politics, its fiscal framework has been relatively conservative under the direction of Economy Minister Paulo Guedes and the Bolsonaro administration more broadly. The Fund also held a relative overweight in Panama, which offered the mid-quality investment grade credits that benefited from global demand for decently yielding investment grade assets.

In Brazil, the Fund’s two largest outperforming holdings were Cia Siderurgica Nacional S.A. (CSN) and JBS Investments II GmbH CSN is an iron-ore producer and is integrated into steel production. The company benefited from a benign demand environment prior to the February 2020 selloff and high iron ore prices, along with the successful completion of several liability-management transactions post the selloff. JBS S.A. (domiciled in Brazil) is the world’s largest meat-processing company; it profited from strong operating performance and continued improvement of its credit profile.

In addition to a favorable overweight in Panama, the Fund gained from positions in Banco General S.A. and C&W Senior Financing DAC.C&W Senior Financing (domiciled in Ireland) is a high yield credit that benefited from relatively stable operating trends as well as developed-market crossover investor sponsorship.

Latin America was also responsible for several of the Fund’s leading detractors from performance. As was the case in other regions, the coronavirus pandemic created significant distress for several of the Fund’s positions. Travel restrictions that were imposed to curb the spread of the virus were particularly detrimental, driving several airlines into default. Among them was Mexican flagship carrier Aerovias de Mexico S.A. de CV The imposition of travel restrictions combined with a leveraged balance sheet pushed the airline’s bonds into

Portfolio management review

Delaware Emerging Markets Debt Corporate Fund

default in mid-July. The month before, the airline had initiated Chapter 11 bankruptcy proceedings. The Fund continued to hold the position at the end of the fiscal year because we believed that the potential participation in the debtor-in-possession (DIP) financing process and subsequent restructuring could offer a better recovery value than what the bond prices reflected at that time.

The Fund’s second-largest underperformer, LATAM Finance Ltd., was from another airline that defaulted. In Chile, LATAM Airlines Group S.A. filed for bankruptcy in late May, seeking a coronavirus-related emergency reorganization. At the time of its filing, LATAM was the world’s largest airline to seek protection due to the coronavirus. Unlike some other carriers that had been experiencing management turmoil and losses for some time, LATAM had a solid financial footing prior to the pandemic, even approving a dividend payment earlier in the fiscal year. We exited the LATAM position before the end of the fiscal year and entered into a position in Azul, a Brazilian airline whose bonds performed well as of the time of this report and, in our opinion, has better prospects than LATAM due to its focus on domestic travel.

Ecuador was another problematic region for the Fund. Prior to the pandemic, we had sold an infrastructure company to invest in the sovereign bonds, which subsequently underwent significant distress, largely due to the pandemic. Ecuador sovereign, an off-benchmark position, is currently restructuring its debt.

YPF Luz, a generation company in Argentina, also detracted from the Fund’s performance. The negative election outcome in Argentina in August 2019 drove a significant selloff in Argentina corporate credit, and we decided to exit the electricity generation sector as the change in political landscape had negative consequences for all corporates, but even more for that sector in particular.

Within CEEMEA, the Fund benefited from its positions in Ukraine and Kazakhstan but was hurt by a position in Lithuania. In Ukraine, the election of Volodymyr Zelensky as president in May 2019 was a positive outcome, normalizing monetary policy that underpinned strength and credit. The Fund held several positive-performing credits, with security selection and sizing the most significant drivers. We complemented the Fund’s corporate holdings with Ukrainian sovereign bonds, an off-benchmark position that was the Fund’s overall strongest performer during the 12-month period. Within the benchmark, the Fund’s strongest performer was MHP S.A., a major grain and poultry producer in which the Fund was overweight. As was the case with JBS, MHP’s operating performance was relatively stable.

Like Panama, Kazakhstan benefited from global demand for investment grade assets with an attractive yield. Kaztransgas AO, the state-owned gas transportation company, was the leading contributor, and the Fund benefited from an overweight position.

The pandemic also took a toll on the Fund’s ASG Finance DAC holding from Avia Solutions Group PLC, a Lithuanian-based global aerospace company. Among Avia Solutions Group’s lines of business, Avia Support Services – which provides maintenance, repair, overhaul, and ground handling for airlines – suffered a significant downturn in business due to the effects of the virus on commercial aviation. We continued to hold Avia Solutions Group at the end of the fiscal year because we believe that even though operational performance will likely deteriorate, the company has a comfortable liquidity position to support the business until operations recover.

Our position in Tullow Oil, a Ghana-based exploration and production (E&P) company, also detracted from performance. The bonds underperformed initially in late 2019 after a significant downward revision of production guidance. The pandemic accelerated the poor performance due to the sharp drop in oil prices, which coupled with low production levels, drove the company to burn cash and remain highly levered. The company presented an asset disposal program in late 2019 that is being executed.

In Asia, the Fund benefited from favorable security selection in Indonesia, although it suffered a significant coronavirus-related loss in India. While the Fund had an underweight position in Indonesia compared to the benchmark, Indonesian corporate credit is skewed down in quality. The Fund’s holdings, however, were generally up in quality, helping it to withstand a selloff. The Fund’s strongest performer was Listrindo Capital BV, a private electric utility (domiciled in Netherlands) that held up well in a highly volatile market.

In India, a coronavirus-related downturn in retailing led to severe distress for Future Retail Ltd., a diversified retailer owned by Future Group. In addition to a sharp drop in business for Future Retail itself, the sudden drop of Future Retail stock drove to insufficient collateralization of debt at Future Group holding, which triggered a liquidity problem for the group. We continued to hold the position as of the end of fiscal year. Despite short-term liquidity problems, we believe the business is attractive. Additionally, Future Group is in conversations to sell a part of its business, injecting the cash that the company needs to keep performing on the bonds.

Throughout the Fund’s fiscal year, the portfolio composition remained consistent, with no dramatic changes to the Fund’s regional or quality biases. On a quality basis, at the end of the fiscal year, the Fund was overweight BB-rated and A-rated credits, much as it was throughout the

12-month period.

A note about derivatives

During the fiscal year, Delaware Emerging Markets Debt Corporate Fund invested in forward foreign currency exchange contracts, options, credit default swaps, and futures. These positions detracted 0.16 percentage points from performance for the fiscal year. The Fund had exposure to derivatives at the end of the fiscal year.

Performance summary

Delaware Emerging Markets Debt Corporate Fund	July 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2,3]	Average annual total returns through July 31, 2020
	1 year	3 year	5 year	Lifetime

Class A (Est. September 30, 2013)
Excluding sales charge	+1.73%	+3.85%	+5.42%	+5.76%
Including sales charge	-2.85%	+2.27%	+4.46%	+5.27%
Class C (Est. September 30, 2013)
Excluding sales charge	+0.99%	+3.05%	+4.85%	+5.18%
Including sales charge	+0.01%	+3.05%	+4.85%	+5.18%
Class R (Est. September 30, 2013)
Excluding sales charge	+2.00%	+4.10%	+5.57%	+5.75%
Including sales charge	+2.00%	+4.10%	+5.57%	+5.75%
Institutional Class (Est. September 30, 2013)
Excluding sales charge	+1.88%	+4.05%	+5.56%	+5.95%
Including sales charge	+1.88%	+4.05%	+5.56%	+5.95%
J.P. Morgan Corporate Emerging Markets
Bond Index (CEMBI) Broad Diversified	+5.21%	+5.04%	+5.62%	+5.33%*

*The benchmark lifetime return is for Class A share comparison only and is calculated using the month end prior to the Fund’s Class A inception date (November 3, 2010).

1 A privately offered fund managed by the Fund’s portfolio manager was reorganized into the Fund and the Fund commenced operations on September 30, 2013. This privately offered fund commenced operations on November 3, 2010 and had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment under the Investment Company Act of 1940 (1940 Act). As a result, the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected its performance.

The Fund’s performance for the periods prior to its commencement of operations on September 30, 2013 is that of the privately offered fund. Because the privately offered fund was a master fund that did not charge any management or other asset-based fees, the privately offered fund’s performance shown above has been restated, on a one-time basis, to reflect the fees, expenses, and waivers and reimbursements for each class of the Fund at the commencement of the Fund’s operations. If the performance of the privately offered fund had not been restated, the performance for such classes may have been higher than the performance shown in the average annual total returns table on page 6.

2 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 8. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

Diversification may not protect against market risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available

Performance summary

Delaware Emerging Markets Debt Corporate Fund

information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Leverage risk is the risk associated with securities or practices (for example, borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index or market movements into larger changes in value. Use of derivative instruments may involve leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the Fund will seek to manage the Fund’s risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the Fund may not be successful in this respect.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

3 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.79% of the Fund’s average daily net assets from August 1, 2019 to July 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses
(without fee waivers)	1.90%	2.65%	2.15%	1.65%
Net expenses
(including fee waivers, if any)	1.04%	1.79%	1.29%	0.79%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from November 28, 2018 through November 29, 2020.

Performance of a $10,000 investment1

Average annual total returns from September 30, 2013 (Fund’s inception) through July 31, 2020

For period beginning September 30, 2013 through July 31, 2020	Starting value	Ending value

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified	$10,000	$14,581
Delaware Emerging Markets Debt Corporate Fund – Institutional Class shares	$10,000	$13,808
Delaware Emerging Markets Debt Corporate Fund – Class A shares	$9,550	$13,060

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on September 30, 2013, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 8. Please note additional details on pages 6 through 10.

The graph also assumes $10,000 invested in the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified as of September 30, 2013. The J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified tracks

US dollar–denominated emerging market corporate bonds, limiting the weights of countries with larger corporate debt stocks by including only a specified portion of those countries’ eligible current face amounts of debt outstanding.

The J.P. Morgan Government Bond Index–Emerging Markets (GBI-EM) Global Diversified, mentioned on page 2, tracks local currency government bonds issued by emerging markets, limiting the weights of the index countries by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, mentioned on page 2, tracks total returns for US dollar-denominated

Performance summary

Delaware Emerging Markets Debt Corporate Fund

debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans, and Eurobonds, and limits the weights of the index countries by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

Index performance returns do not reflect any management fees, transaction costs, or expenses.

Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEDAX	246094841
Class C	DEDCX	246094833
Class R	DEDRX	246094825
Institutional Class	DEDIX	246094817

Disclosure of Fund expenses

For the six-month period from February 1, 2020 to July 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2020 to July 31, 2020.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from February 1, 2020 to July 31, 2020 (Unaudited)

Delaware Emerging Markets Debt Corporate Fund

Expense analysis of an investment of $1,000

	Beginning Account Value	Ending Account Value	Annualized	Expenses Paid During Period
	2/1/20	7/31/20	Expense Ratio	2/1/20 to 7/31/20*
Actual Fund return†
Class A	$1,000.00	$975.70	1.04%	$5.11
Class C	1,000.00	972.00	1.79%	8.78
Class R	1,000.00	976.90	0.79%	3.88
Institutional Class	1,000.00	975.80	0.79%	3.88

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.69	1.04%	$5.22
Class C	1,000.00	1,015.96	1.79%	8.97
Class R	1,000.00	1,020.93	0.79%	3.97
Institutional Class	1,000.00	1,020.93	0.79%	3.97

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Security type / country and sector allocation

Delaware Emerging Markets Debt Corporate Fund	As of July 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets

Corporate Bonds	94.67%
Argentina	2.54%
Brazil	11.08%
Chile	3.77%
China	5.52%
Colombia	6.84%
Congo (Democratic Republic)	0.97%
Dominican Republic	0.65%
Georgia	1.00%
Ghana	0.51%
Hong Kong	2.76%
India	4.39%
Indonesia	2.23%
Israel	4.50%
Jamaica	0.47%
Kazakhstan	1.86%
Kuwait	0.97%
Lithuania	0.72%
Macao	2.00%
Mexico	7.58%
Morocco	1.19%
Nigeria	1.00%
Panama	3.11%
Paraguay	2.19%
Peru	2.30%
Qatar	2.20%
Republic of Korea	2.81%
Russia	3.80%
Saudi Arabia	2.76%
Singapore	1.01%
South Africa	1.40%
Thailand	1.59%
Turkey	2.97%
Ukraine	2.22%
United Arab Emirates	1.39%
United Kingdom	0.30%
United States	0.42%
Vietnam	1.04%
Zambia	0.61%

Security type / country and sector allocation

Delaware Emerging Markets Debt Corporate Fund

Security type / country	Percentage of net assets
Sovereign Bonds	1.63%
Argentina	0.60%
Mongolia	1.03%
Supranational Bank	0.80%
Short-Term Investments	2.74%
Total Value of Securities	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%

Corporate bonds by sector	Percentage of net assets

Banking	17.25%
Basic Industry	12.61%
Capital Goods	0.73%
Communications	11.62%
Consumer Cyclical	6.07%
Consumer Non-Cyclical	6.12%
Electric	9.40%
Energy	16.11%
Industrials	9.68%
Insurance	1.71%
Real Estate	2.73%
Utilities	0.64%
Total	94.67%

Schedule of investments

Delaware Emerging Markets Debt Corporate Fund	July 31, 2020

	Principal Amount°	Value (US $)
Corporate Bonds – 94.67%Ä
Argentina – 2.54%
Aeropuertos Argentina 2000 144A PIK 9.375% 2/1/27 #, *	791,296	$583,581
Tecpetrol 144A 4.875% 12/12/22 #	235,000	229,497
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #	515,000	451,431
YPF 144A 8.50% 6/27/29 #	637,000	510,129

		1,774,638

Brazil – 11.08%
Aegea Finance 144A 5.75% 10/10/24 #	435,000	449,640
Azul Investments 144A 5.875% 10/26/24 #	650,000	340,369
Banco BTG Pactual 144A 4.50% 1/10/25 #	470,000	470,940
Braskem Netherlands Finance 144A 8.50% 1/23/81 #, µ	465,000	470,840
BRF 144A 4.875% 1/24/30 #	380,000	380,361
Centrais Eletricas Brasileiras 144A 4.625% 2/4/30 #	595,000	602,066
CSN Islands XI 144A 6.75% 1/28/28 #	255,000	237,150
CSN Resources	200,000	202,750
144A 7.625% 2/13/23 #
144A 7.625% 4/17/26 #	200,000	198,140
JBS Investments II	490,000	521,066
144A 5.75% 1/15/28 #
144A 7.00% 1/15/26 #	295,000	317,796
Klabin Austria 144A 7.00% 4/3/49 #	600,000	660,750
Petrobras Global Finance	210,000	220,684
5.60% 1/3/31
6.75% 6/3/50	350,000	381,407
Rede D’or Finance 144A 4.50% 1/22/30 #	520,000	466,830
Rumo Luxembourg 144A 5.25% 1/10/28 #	650,000	676,195
Ultrapar International 144A 5.25% 6/6/29 #	620,000	625,447
Vale Overseas 3.75% 7/8/30	495,000	531,863

		7,754,294

Chile – 3.77%
AES Gener 144A 7.125% 3/26/79 #, µ	605,000	616,634
Engie Energia Chile 144A 4.50% 1/29/25 #	435,000	478,907
Inversiones CMPC 144A 3.85% 1/13/30 #	410,000	430,014
Sable International Finance 144A 5.75% 9/7/27 #	350,000	367,728
Sociedad Quimica y Minera de Chile 144A 3.625% 4/3/23 #	500,000	522,073
VTR Finance 144A 6.375% 7/15/28 #	205,000	219,200

		2,634,556

Schedule of investments

Delaware Emerging Markets Debt Corporate Fund

	Principal Amount°	Value (US $)
Corporate BondsÄ (continued)
China – 5.52%
Baidu 3.875% 9/29/23	400,000	$430,062
Bank of China 144A 5.00% 11/13/24 #	420,000	472,324
China Overseas Finance Cayman V 3.95% 11/15/22	392,000	413,773
Kaisa Group Holdings 9.375% 6/30/24	545,000	502,003
Shimao Group Holdings 5.60% 7/15/26	615,000	657,607
Tencent Holdings 144A 3.28% 4/11/24 #	640,000	683,745
Weibo 3.375% 7/8/30	670,000	704,753

		3,864,267

Colombia – 6.84%
Bancolombia 3.00% 1/29/25	765,000	761,894
Colombia Telecomunicaciones 144A 4.95% 7/17/30 #	460,000	473,662
Ecopetrol	311,000	344,627
5.375% 6/26/26
6.875% 4/29/30	285,000	343,885
Geopark	565,000	495,788
144A 5.50% 1/17/27 #
144A 6.50% 9/21/24 #	210,000	198,450
Gran Tierra Energy 144A 7.75% 5/23/27 #	400,000	192,250
Grupo Energia Bogota 144A 4.875% 5/15/30 #	610,000	666,425
Millicom International Cellular 144A 6.25% 3/25/29 #	670,000	739,054
Oleoducto Central 144A 4.00% 7/14/27 #	550,000	569,387

		4,785,422

Congo (Democratic Republic) – 0.97%
HTA Group 144A 7.00% 12/18/25 #	655,000	679,058

		679,058

Dominican Republic – 0.65%
AES Andres 144A 7.95% 5/11/26 #	440,000	454,850

		454,850

Georgia – 1.00%
Bank of Georgia 144A 6.00% 7/26/23 #	680,000	697,136

		697,136

Ghana – 0.51%
Tullow Oil 144A 7.00% 3/1/25 #	595,000	355,878

		355,878

Hong Kong – 2.76%
AIA Group
3.125% 3/13/23	715,000	747,581
144A 3.375% 4/7/30 #	400,000	448,820

	Principal Amount°	Value (US $)
Corporate BondsÄ (continued)
Hong Kong (continued)
CLP Power Hong Kong Financing 2.875% 4/26/23	200,000	$208,075
Goodman HK Finance 4.375% 6/19/24	485,000	526,011

		1,930,487

India – 4.39%
Adani Electricity Mumbai 144A 3.949% 2/12/30 #	610,000	603,995
Future Retail 144A 5.60% 1/22/25 #	780,000	509,124
Greenko Solar Mauritius 144A 5.95% 7/29/26 #	560,000	570,507
ICICI Bank 144A 4.00% 3/18/26 #	450,000	473,355
ReNew Power 144A 5.875% 3/5/27 #	590,000	591,995
Vedanta Resources Finance II 144A 9.25% 4/23/26 #	455,000	321,912

		3,070,888

Indonesia – 2.23%
Bayan Resources 144A 6.125% 1/24/23 #	360,000	346,412
Hutama Karya Persero 144A 3.75% 5/11/30 #	543,000	591,940
Listrindo Capital 144A 4.95% 9/14/26 #	602,000	624,575

		1,562,927

Israel – 4.50%
Altice Financing 144A 5.00% 1/15/28 #	600,000	616,719
Bank Leumi Le-Israel 144A 3.275% 1/29/31 #, µ	655,000	649,662
Israel Chemicals 6.375% 5/31/38	475,000	582,238
Israel Electric 144A 5.00% 11/12/24 #	400,000	451,258
Teva Pharmaceutical Finance Netherlands III 6.75% 3/1/28	490,000	544,794
144A 7.125% 1/31/25 #	275,000	302,357

		3,147,028

Jamaica – 0.47%
Digicel Group 0.5 PIK 10.00% 4/1/24 *	428,155	325,398

		325,398

Kazakhstan – 1.86%
KazTransGas JSC 144A 4.375% 9/26/27 #	575,000	627,561
Tengizchevroil Finance Co. International 144A 2.625% 8/15/25 #	670,000	676,765

		1,304,326

Kuwait – 0.97%
Equate Petrochemical 144A 3.00% 3/3/22 #	275,000	279,969
MEGlobal Canada 144A 5.875% 5/18/30 #	335,000	397,099

		677,068

Schedule of investments

Delaware Emerging Markets Debt Corporate Fund

	Principal Amount°	Value (US $)
Corporate BondsΔ (continued)
Lithuania – 0.72%
ASG Finance Designated Activity 144A 7.875% 12/3/24 #	734,000	$506,460

		506,460

Macao – 2.00%
MGM China Holdings 144A 5.25% 6/18/25 #	495,000	511,087
Sands China 144A 3.80% 1/8/26 #	380,000	397,290
144A 4.375% 6/18/30 #	465,000	490,180

		1,398,557
Mexico – 7.58%
Aerovias de Mexico 144A 7.00% 2/5/25 #, ‡	505,000	114,888
Banco Mercantil del Norte 144A 6.75% #, µ, y	240,000	228,983
144A 8.375% #, µ, y	410,000	414,838
Banco Santander Mexico Institucion de Banca
Multiple Grupo Financiero
144A 5.375% 4/17/25 #	250,000	277,606
144A 5.95% 10/1/28 #, µ	335,000	347,499
BBVA Bancomer 144A 5.125% 1/18/33 #, µ	260,000	245,053
Cemex 144A 7.375% 6/5/27 #	795,000	849,545
Grupo Cementos de Chihuahua 144A 5.25% 6/23/24 #	500,000	506,822
Industrias Penoles 144A 4.75% 8/6/50 #	670,000	695,437
Infraestructura Energetica Nova 144A 3.75% 1/14/28 #	420,000	423,070
144A 4.875% 1/14/48 #	300,000	296,039
Minera Mexico 144A 4.50% 1/26/50 #	525,000	573,604
Petroleos Mexicanos 144A 5.95% 1/28/31 #	385,000	331,602

		5,304,986

Morocco – 1.19%
OCP
144A 4.50% 10/22/25 #	515,000	539,483
144A 6.875% 4/25/44 #	235,000	293,061

		832,544

Nigeria – 1.00%
IHS Netherlands Holdco 144A 7.125% 3/18/25 #	685,000	700,413

		700,413

Panama – 3.11%
Autoridad del Canal de Panama 144A 4.95% 7/29/35 #	530,000	619,064

	Principal Amount°	Value (US $)
Corporate BondsΔ (continued)
Panama (continued)
Banco General 144A 4.125% 8/7/27 #	400,000	$435,424
Banistmo 144A 4.25% 7/31/27 #	700,000	696,150
C&W Senior Financing 144A 7.50% 10/15/26 #	400,000	427,162

		2,177,800

Paraguay – 2.19%
Bioceanico Sovereign Certificate 144A 2.971% 6/5/34 #, ^	725,363	524,982
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #, ^	615,000	426,656
Telefonica Celular del Paraguay 144A 5.875% 4/15/27 #	550,000	584,078

		1,535,716

Peru – 2.30%
Banco de Credito del Peru 144A 2.70% 1/11/25 #	505,000	517,531
Kallpa Generacion 144A 4.125% 8/16/27 #	600,000	617,700
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #	425,000	470,760

		1,605,991

Qatar – 2.20%
Ooredoo International Finance 144A 5.00% 10/19/25 #	510,000	597,656
QNB Finance 2.625% 5/12/25	355,000	373,229
3.50% 3/28/24	525,000	565,364

		1,536,249

Republic of Korea – 2.81%
Kia Motors 144A 3.00% 4/25/23 #	695,000	721,999
Shinhan Financial Group 144A 3.34% 2/5/30 #, µ	555,000	582,051
Woori Bank 144A 4.75% 4/30/24 #	600,000	661,166

		1,965,216
Russia – 3.80%
Gazprom PJSC via Gaz Finance 144A 3.25% 2/25/30 #	455,000	459,265
Lukoil Securities 144A 3.875% 5/6/30 #	575,000	610,382
Novolipetsk Steel Via Steel Funding DAC 144A 4.00% 9/21/24 #	600,000	639,775
Phosagro OAO Via Phosagro Bond Funding 144A 3.949% 4/24/23 #	200,000	208,674
VEON Holdings 144A 4.00% 4/9/25 #	708,000	739,672

		2,657,768

Saudi Arabia – 2.76%
Arabian Centres Sukuk 144A 5.375% 11/26/24 #	525,000	472,762

Schedule of investments

Delaware Emerging Markets Debt Corporate Fund

	Principal Amount°	Value (US $)
Corporate BondsΔ (continued)
Saudi Arabia (continued)
Saudi Arabian Oil 144A 2.875% 4/16/24 #	485,000	$511,048
144A 4.25% 4/16/39 #	400,000	482,112
Saudi Electricity Global Sukuk 4 4.222% 1/27/24	430,000	467,034

		1,932,956

Singapore – 1.01%
DBS Group Holdings 144A 4.52% 12/11/28 #, µ	645,000	703,112

		703,112

South Africa – 1.40%
Gold Fields Orogen Holdings BVI 144A 6.125% 5/15/29 #	540,000	634,500
Sasol Financing USA 5.875% 3/27/24	370,000	347,800

		982,300

Thailand – 1.59%
Bangkok Bank 144A 3.733% 9/25/34 #, µ	625,000	628,341
PTTEP Treasury Center 144A 2.587% 6/10/27 #	465,000	483,543

		1,111,884

Turkey – 2.97%
Akbank T.A.S. 144A 6.80% 2/6/26 #	530,000	520,229
Turk Telekomunikasyon 144A 6.875% 2/28/25 #	600,000	626,400
Turkcell Iletisim Hizmetleri 144A 5.80% 4/11/28 #	590,000	579,079
Turkiye Garanti Bankasi 144A 5.25% 9/13/22 #	355,000	351,177

		2,076,885

Ukraine – 2.22%
Kernel Holding 144A 6.50% 10/17/24 #	645,000	641,775
Metinvest 144A 8.50% 4/23/26 #	300,000	295,677
MHP 144A 6.95% 4/3/26 #	400,000	406,396
144A 7.75% 5/10/24 #	200,000	210,868

		1,554,716

United Arab Emirates – 1.39%
DP World Crescent 144A 3.908% 5/31/23 #	465,000	487,692
Emirates NBD Bank PJSC 2.625% 2/18/25	470,000	482,721

		970,413

United Kingdom – 0.30%
CK Hutchison International 20 144A 2.50% 5/8/30 #	200,000	210,489

		210,489

	Principal Amount°	Value (US $)
Corporate BondsΔ (continued)
United States – 0.42%
Resorts World Las Vegas 144A 4.625% 4/16/29 #	300,000	$296,738

		296,738

Vietnam – 1.04%
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	720,000	727,589

		727,589

Zambia – 0.61%
First Quantum Minerals 144A 7.50% 4/1/25 #	425,000	429,781

		429,781

Total Corporate Bonds (cost $65,623,205)		66,236,784

Sovereign Bonds – 1.63%Δ
Argentina – 0.60%
Argentine Republic Government International Bond 5.625% 1/26/22	938,000	417,424
Mongolia – 1.03%
Development Bank of Mongolia 144A 7.25% 10/23/23 #	710,000	720,673

Total Sovereign Bonds (cost $1,257,013)		1,138,097

Supranational Bank – 0.80%
Banque Ouest Africaine de Developpement 144A 4.70% 10/22/31 #	548,000	561,656

Total Supranational Bank (cost $548,000)		561,656

	Number of shares
Short-Term Investments – 2.74%
Money Market Mutual Funds – 2.74%
BlackRock FedFund – Institutional Shares
(seven-day effective yield 0.060%)	383,944	383,944
Fidelity Investments Money Market Government
Portfolio – Class I (seven-day effective yield 0.050%)	383,943	383,943
GS Financial Square Government Fund –
Institutional Shares (seven-day effective yield 0.130%)	383,943	383,943

Schedule of investments

Delaware Emerging Markets Debt Corporate Fund

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Government Portfolio – Institutional
Share Class (seven-day effective yield 0.010%)	383,944	$383,944
State Street Institutional US Government Money
Market Fund – Investor Class (seven-day effective yield 0.010%)	383,943	383,943

Total Short-Term Investments (cost $1,919,717)		1,919,717

Total Value of Securities–99.84%
(cost $69,347,935)		$69,856,254

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 14 in “Security type / sector and country allocations.”

○	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2020, the aggregate value of Rule 144A securities was $57,056,310, which represents 81.38% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

*	PIK. 78% of the income received was in cash and 22% was in principal.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2020. Rate will reset at a future date.

‡	Non-income producing security. Security is currently in default.

y	No contractual maturity date.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

The following futures and swap contracts were outstanding at July. 31, 2020:1

Futures Contracts

	Notional	Notional Cost	Expiration	Value/ Unrealized	Variation Margin Due from (Due to)
Contracts to Buy (Sell)	Amount	(Proceeds)	Date	Depreciation	Brokers
11 US Treasury 10 yr Ultra Notes	$(1,751,750)	$ (1,727,461)	9/21/20	$ (24,289)	$(859)

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Over-The-Counter:
Protection Purchased
Moody’s Ratings:
JPMCB-Mexico 3.60%
12/31/21 WR
6/20/25-Quarterly	3,709,000	1.000%	$75,203	$259,306	$ (184,103)	$—

The use of futures and swap contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the variation margin is reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to Financial statements”:

[2]

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(4,121).

Summary of abbreviations:

CDS – Credit Default Swap

DAC – Designated Activity Company

GS – Goldman Sachs

JPMCB – JPMorgan Chase Bank

JSC – Joint Stock Company

PIK – Payment-in-Kind

Schedule of investments

Delaware Emerging Markets Debt Corporate Fund

Summary of abbreviations: (continued)

PJSC – Private Joint Stock Company

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Emerging Markets Debt Corporate Fund	July 31, 2020

Assets:
Investments, at value*	$69,856,254
Cash	92,499
Cash collateral due from brokers	27,500
Foreign currencies, at valueΔ	6
Receivable for securities sold	971,992
Dividends and interest receivable	701,151
Receivable for fund shares sold	103,060
Upfront payments paid on over the counter credit default swap contracts	259,306

Total Assets	72,011,768

Liabilities:
Payable for securities purchased	1,603,525
Unrealized depreciation on over the counter credit default swap contracts	184,103
Payable for fund shares redeemed	105,112
Cash collateral due to brokers	80,000
Other accrued expenses	40,302
Investment management fees payable to affiliates	17,609
Audit and tax fees payable	6,500
Swap payment payable	4,121
Variation margin due to broker on futures contracts	859
Dividend disbursing and transfer agent fees and expenses payable to affiliates	544
Accounting and administration expenses payable to affiliates	537
Trustees’ fees and expenses payable to affiliates	235
Legal fees payable to affiliates	102
Distribution fees payable to affiliates	99
Reports and statements to shareholders expenses payable to affiliates	88

Total Liabilities	2,043,736

Total Net Assets	$69,968,032

Net Assets Consist of:
Paid-in capital	$71,089,042
Total distributable earnings (loss)	(1,121,010)

Total Net Assets	$69,968,032

Statement of assets and liabilities

Delaware Emerging Markets Debt Corporate Fund

Net Asset Value
Class A:
Net assets	$280,983
Shares of beneficial interest outstanding, unlimited authorization, no par	33,154
Net asset value per share	$8.48
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$8.88
Class C:
Net assets	$83,901
Shares of beneficial interest outstanding, unlimited authorization, no par	9,909
Net asset value per share	$8.47
Class R:
Net assets	$2,779
Shares of beneficial interest outstanding, unlimited authorization, no par	328
Net asset value per share	$8.47
Institutional Class:
Net assets	$69,600,369
Shares of beneficial interest outstanding, unlimited authorization, no par	8,213,573
Net asset value per share	$8.47

*Investments, at cost	$69,347,935
ΔForeign currencies, at cost	6

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Emerging Markets Debt Corporate Fund	Year ended July 31, 2020

Investment Income:
Interest	$3,256,046
Dividends	89,841

3,345,887

Expenses:
Management fees	521,289
Distribution expenses - Class A	214
Distribution expenses - Class C	745
Distribution expenses - Class R	13
Registration fees	60,643
Accounting and administration expenses	54,906
Dividend disbursing and transfer agent fees and expenses	53,500
Audit and tax fees	49,716
Reports and statements to shareholders expenses	43,813
Legal fees	43,620
Custodian fees	4,843
Trustees’ fees and expenses	3,857
Other	23,248

860,407
Less expenses waived	(307,848)
Less waived distribution expenses - Class R	(13)
Less expenses paid indirectly	(3,046)

Total operating expenses	549,500

Net Investment Income	2,796,387

Statement of operations

Delaware Emerging Markets Debt Corporate Fund

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(1,315,183)
Foreign currencies	(1,267)
Foreign currency exchange contracts	(21)
Futures contracts	832
Options purchased	(35,336)
Swap contracts	157,078

Net realized loss	(1,193,897)

Net change in unrealized appreciation (depreciation) of:
Investments	(284,482)
Foreign currencies	635
Futures contracts	(24,289)
Swap contracts	(188,224)

Net change in unrealized appreciation (depreciation)	(496,360)

Net Realized and Unrealized Loss	(1,690,257)

Net Increase in Net Assets Resulting from Operations	$1,106,130

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Emerging Markets Debt Corporate Fund

	Year ended

	7/31/20	7/31/19

Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,796,387	$1,187,721
Net realized loss	(1,193,897)	(357,340)
Net change in unrealized appreciation (depreciation)	(496,360)	1,558,433

Net increase in net assets resulting from operations	1,106,130	2,388,814

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(3,482)	(5,436)
Class C	(2,353)	(2,388)
Class R	(110)	(130)
Institutional Class	(2,848,204)	(1,158,341)

Return of capital:
Class A	(184)	—
Class C	(55)	—
Class R	(2)	—
Institutional Class	(45,634)	—

	(2,900,024)	(1,166,295)

Capital Share Transactions:
Proceeds from shares sold:
Class A	216,071	111,456
Class C	24,880	14,307
Institutional Class	43,794,371	28,002,416

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,136	5,108
Class C	2,408	2,387
Class R	112	129
Institutional Class	2,887,015	1,155,876

	46,927,993	29,291,679

Statements of changes in net assets

Delaware Emerging Markets Debt Corporate Fund

	Year ended

	7/31/20	7/31/19

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(30,714)	$(86,125)
Class C	(2,119)	(38,686)
Institutional Class	(27,074,534)	(271,729)

	(27,107,367)	(396,540)

Increase in net assets derived from capital share transactions	19,820,626	28,895,139

Net Increase in Net Assets	18,026,732	30,117,658

Net Assets:
Beginning of year	51,941,300	21,823,642

End of year	$69,968,032	$51,941,300

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Financial highlights

Delaware Emerging Markets Debt Corporate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16

Net asset value, beginning of period	$8.67	$8.26	$8.77	$8.48	$8.21

Income (loss) from investment operations:
Net investment income[1]	0.32	0.40	0.39	0.37	0.36
Net realized and unrealized gain (loss)	(0.18)	0.41	(0.39)	0.29	0.24

Total from investment operations	0.14	0.81	—	0.66	0.60

Less dividends and distributions from:
Net investment income	(0.32)	(0.35)	(0.38)	(0.37)	(0.33)
Net realized gain	—	(0.05)	(0.13)	—	—
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.33)	(0.40)	(0.51)	(0.37)	(0.33)

Net asset value, end of period	$8.48	$8.67	$8.26	$8.77	$8.48

Total return[2]	1.73%	10.21%	(0.10%)	8.03%	7.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$281	$93	$57	$27	$3
Ratio of expenses to average net assets[3]	1.04%	1.04%	1.16%	1.22%	1.03%
Ratio of expenses to average net assets prior to interest expenses reimbursed[3]	1.04%	1.04%	1.16%	1.22%	1.01%
Ratio of expenses to average net assets prior to fees waived[3]	1.48%	1.90%	1.90%	1.91%	2.04%
Ratio of net investment income to average net assets	3.77%	4.88%	4.57%	4.30%	4.42%
Ratio of net investment income to average net assets prior to interest expenses reimbursed	3.77%	4.88%	4.57%	4.30%	4.44%
Ratio of net investment income to average net assets prior to fees waived	3.33%	4.02%	3.83%	3.61%	3.41%
Portfolio turnover	93%	74%	108%	154%	232%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Emerging Markets Debt Corporate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16

Net asset value, beginning of period	$8.66	$8.26	$8.77	$8.48	$8.22

Income (loss) from investment operations:
Net investment income[1]	0.25	0.34	0.33	0.32	0.36
Net realized and unrealized gain (loss)	(0.17)	0.40	(0.39)	0.32	0.23

Total from investment operations	0.08	0.74	(0.06)	0.64	0.59

Less dividends and distributions from:
Net investment income	(0.26)	(0.29)	(0.32)	(0.35)	(0.33)
Net realized gain	—	(0.05)	(0.13)	—	—
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.27)	(0.34)	(0.45)	(0.35)	(0.33)

Net asset value, end of period	$8.47	$8.66	$8.26	$8.77	$8.48

Total return[2]	0.99%	9.27%	(0.84%)	7.74%	7.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$84	$61	$82	$63	$2
Ratio of expenses to average net assets[3]	1.79%	1.79%	1.91%	1.81%	1.03%
Ratio of expenses to average net assets prior to interest expenses reimbursed[3]	1.79%	1.79%	1.91%	1.81%	1.01%
Ratio of expenses to average net assets prior to fees waived[3]	2.23%	2.65%	2.65%	2.66%	2.79%
Ratio of net investment income to average net assets	3.02%	4.13%	3.82%	3.71%	4.42%
Ratio of net investment income to average net assets prior to interest expenses reimbursed	3.02%	4.13%	3.82%	3.71%	4.44%
Ratio of net investment income to average net assets prior to fees waived	2.58%	3.27%	3.08%	2.86%	2.66%
Portfolio turnover	93%	74%	108%	154%	232%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Emerging Markets Debt Corporate Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$8.66	$8.26	$8.77	$8.48	$8.22

Income (loss) from investment operations:
Net investment income[1]	0.34	0.42	0.42	0.39	0.36
Net realized and unrealized gain (loss)	(0.18)	0.40	(0.39)	0.28	0.23

Total from investment operations	0.16	0.82	0.03	0.67	0.59

Less dividends and distributions from:
Net investment income	(0.34)	(0.37)	(0.41)	(0.38)	(0.33)
Net realized gain	—	(0.05)	(0.13)	—	—
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.35)	(0.42)	(0.54)	(0.38)	(0.33)

Net asset value, end of period	$8.47	$8.66	$8.26	$8.77	$8.48

Total return[2]	2.00%	10.42%	0.16%	8.13%	7.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3	$3	$2	$2	$2
Ratio of expenses to average net assets[3]	0.79%	0.79%	0.91%	1.00%	1.03%
Ratio of expenses to average net assets prior to interest expenses reimbursed[3]	0.79%	0.79%	0.91%	1.00%	1.01%
Ratio of expenses to average net assets prior to fees waived[3]	1.73%	2.15%	2.13%	2.16%	2.29%
Ratio of net investment income to average net assets	4.02%	5.13%	4.82%	4.52%	4.42%
Ratio of net investment income to average net assets prior to interest expenses reimbursed	4.02%	5.13%	4.82%	4.52%	4.44%
Ratio of net investment income to average net assets prior to fees waived	3.08%	3.77%	3.60%	3.36%	3.16%
Portfolio turnover	93%	74%	108%	154%	232%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Emerging Markets Debt Corporate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16
Net asset value, beginning of period	$8.67	$8.27	$8.78	$8.48	$8.22

Income (loss) from investment operations:
Net investment income[1]	0.34	0.42	0.42	0.39	0.36
Net realized and unrealized gain (loss)	(0.19)	0.40	(0.39)	0.29	0.23

Total from investment operations	0.15	0.82	0.03	0.68	0.59

Less dividends and distributions from:
Net investment income	(0.34)	(0.37)	(0.41)	(0.38)	(0.33)
Net realized gain	—	(0.05)	(0.13)	—	—
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.35)	(0.42)	(0.54)	(0.38)	(0.33)

Net asset value, end of period	$8.47	$8.67	$8.27	$8.78	$8.48

Total return[2]	1.88%	10.41%	0.16%	8.25%	7.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$69,600	$51,784	$21,683	$21,560	$19,930
Ratio of expenses to average net assets[3]	0.79%	0.79%	0.91%	1.00%	1.03%
Ratio of expenses to average net assets prior to interest expenses reimbursed[3]	0.79%	0.79%	0.91%	1.00%	1.01%
Ratio of expenses to average net assets prior to fees waived[3]	1.23%	1.65%	1.65%	1.66%	1.79%
Ratio of net investment income to average net assets	4.02%	5.13%	4.82%	4.52%	4.42%
Ratio of net investment income to average net assets prior to interest expenses reimbursed	4.02%	5.13%	4.82%	4.52%	4.44%
Ratio of net investment income to average net assets prior to fees waived	3.58%	4.27%	4.08%	3.86%	3.66%
Portfolio turnover	93%	74%	108%	154%	232%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Emerging Markets Debt Corporate Fund	July 31, 2020

Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Strategic Income Fund and Delaware Emerging Markets Debt Corporate Fund (formerly, Delaware Emerging Markets Debt Fund). These financial statements and the related notes pertain to Delaware Emerging Markets Debt Corporate Fund (Fund). The Fund is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended July 31, 2020 and for all open tax years (years ended July 31, 2017—July 31, 2019), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended July 31, 2020, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Notes to financial statements

Delaware Emerging Markets Debt Corporate Fund

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Fund declares and pays dividends from net investment income monthly and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2020, the Fund earned $2,235 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2020, the Fund earned $811 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of the average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.79% of the Fund’s average daily net assets from August 1, 2019 through July 31, 2020.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2020, the Fund was charged $6,410 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2020, the Fund was charged $6,438 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. These fees are calculated daily and paid monthly. DDLP has agreed to voluntarily suspend the 12b-1 fee for the Class R shares and the suspension of the 12b-1 fee will continue while the Fund is not broadly distributed. Institutional Class shares do not pay 12b-1 fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2020, the

Notes to financial statements

Delaware Emerging Markets Debt Corporate Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund was charged $12,134 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2020, DDLP earned $13 in commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2020, DDLP did not receive gross CDSC commission on redemption of the Fund Class A and Class C shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from November 28, 2018 through November 29, 2020.

3. Investments

For the year ended July 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	Sales
$88,577,404	$59,484,710

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation of investments and derivatives
$69,171,015	$2,683,231	$(2,206,384)	$476,847

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements

Delaware Emerging Markets Debt Corporate Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2020:

	Level 1	Level 2	Total
Securities

Assets:
Corporate Bonds	$—	$66,236,784	$66,236,784
Sovereign Bonds	—	1,138,097	1,138,097
Supranational Bank	—	561,656	561,656
Short-Term Investments	1,919,717	—	1,919,717

Total Value of Securities	$1,919,717	$67,936,537	$69,856,254

Derivatives[1]

Assets:
Swap Contracts	$—	$75,203	$75,203
Liabilities:
Futures Contracts	(24,289)	—	(24,289)

1Swap contracts are valued at fair value and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended July 31, 2020, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended July 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2020 and 2019 were as follows:

	Year ended
	7/31/20	7/31/19
Ordinary income	$2,854,149	$1,045,440
Long-term capital gains	—	120,855
Return of capital	45,875	—

Total	$2,900,024	$1,166,295

5. Components of Net Assets on a Tax Basis

As of July 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$71,089,042
Qualified late year loss deferrals	(223,839)
Capital loss carryforwards	(1,374,018)
Unrealized appreciation of investments	476,847

Net assets	$69,968,032

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, tax treatment of swap contracts, defaulted interest, amortization of premium on callable bonds.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2020 through July 31, 2020 and November 1, 2019 through July 31, 2020, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

At July 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,198,211	$175,807	$1,374,018

Notes to financial statements

Delaware Emerging Markets Debt Corporate Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/20	7/31/19
Shares sold:
Class A	25,678	13,620
Class C	2,841	1,666
Institutional Class	5,100,206	3,240,572

Shares issued upon reinvestment of dividends and distributions:
Class A	376	631
Class C	290	294
Class R	13	16
Institutional Class	345,726	141,593

	5,475,130	3,398,392

Shares redeemed:
Class A	(3,693)	(10,296)
Class C	(256)	(4,849)
Institutional Class	(3,205,216)	(32,072)

	(3,209,165)	(47,217)

Net increase	2,265,965	3,351,175

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on November 4, 2019.

On November 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit available was increased to $275,000,000 on May 6, 2020. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on November 2, 2020.

The Fund had no amounts outstanding as of July 31, 2020, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts and foreign cross currency exchange contracts were outstanding at July 31, 2020.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for

Notes to financial statements

Delaware Emerging Markets Debt Corporate Fund

8. Derivatives (continued)

these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At July 31, 2020, the Fund posted $27,500 in cash as collateral for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended July 31, 2020, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options written contracts were outstanding at July 31, 2020.

There were no transactions in options written during the year ended July 31, 2020.

During the year ended July 31, 2020, the Fund used options purchased contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against credit events, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended July 31, 2020, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. During the year ended July 31, 2020, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended July 31, 2020, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts that would be shown on the “Schedule of investments.” For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Notes to financial statements

Delaware Emerging Markets Debt Corporate Fund

8. Derivatives (continued)

At July 31, 2020, the Fund received $80,000 in cash collateral for open over-the-counter credit default swap contracts, which is included in “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of July 31, 2020 was as follows:

	Liability Derivatives Fair Value

Statement of Assets and Liabilities Location	Interest Rate Contracts	Credit Contracts	Total
Variation margin due from broker on futures contracts	$24,289	$—	$24,289
Unrealized depreciation of over the counter credit default swap contracts*	—	184,103	184,103

Total Liability Derivatives Fair Value	$24,289	$184,103	$208,392

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through July 31, 2020. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2020 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swap Contracts	Total
Currency contracts	$(21)	$—	$—	$—	$(21)
Interest rate contracts	—	832	(35,336)	—	(34,504)
Credit contracts	—	—	—	157,077	157,077

Total	$(21)	$832	$(35,336)	$157,077	$122,552

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$—	$(24,289)	$—	$(24,289)
Credit contracts	—	—	(188,224)	(188,224)

Total	$—	$(24,289)	$(188,224)	$(212,513)

The table below summarizes the average balance of derivative holdings by the Fund during the year ended July 31, 2020:

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$ —	$409,800
Options contracts (average notional value)	394	—
CDS contracts (average notional value)*	1,509,988	—

*Long represents buying protection and short represents selling protection.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or

Notes to financial statements

Delaware Emerging Markets Debt Corporate Fund

9. Offsetting (continued)

insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At July 31, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$75,203	$—	$75,203

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
JPMorgan Chase Bank	$75,203	$—	$(75,203)	$—	$—	$—

(a)The value of the related collateral exceeded the value of the derivatives as of July 31, 2020, as applicable.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2020, the Fund had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also

Notes to financial statements

Delaware Emerging Markets Debt Corporate Fund

11. Credit and Market Risk (continued)

apply with respect to changes in connection with other interbank offered rates (“IBORs”), such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2017, FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables— Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Fund’s net assets at the end of the year is not material.

In August 2018, FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value

Notes to financial statements

Delaware Emerging Markets Debt Corporate Fund

13. Recent Accounting Pronouncements (continued)

measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, of applying this ASU.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2020, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Government Fund and Shareholders of Delaware Emerging Markets Debt Corporate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Emerging Markets Debt Corporate Fund (one of the funds constituting Delaware Group® Government Fund, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Emerging Markets Debt Corporate Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 19-21, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through March 31, 2020. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2020, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	98.42%
(B) Return of Capital (Tax Basis)	1.58%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

57

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Interested Trustee

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	93	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Independent Trustees

Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	93	None

58

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	93	None

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	93	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016– December 2019)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	93	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

59

Board of trustees / directors and officers addendum Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	93

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present) Director — Drexel Morgan & Co. (2015–2019) Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present) Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc.

(2018–Present) Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	93	None

60

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	93	Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present) Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present) Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

61

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	93	Director — HSBC North America Holdings Inc. (December 2013–Present) Director — HSBC USA Inc. (July 2014–Present) Director — HSBC Bank USA, National Association (July 2014–March 2017) Director — HSBC Finance Corporation (December 2013–April 2018)

62

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Christianna Wood 2005 Market Street Philadelphia, PA 19103 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	93	Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present) Director; Investments Committee, Capital and Finance Committee, and Audit Committee Member — Grange Insurance (2013–Present) Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present) Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

63

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President – Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) – 3M Company	93	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship – Okabena Company (2009–2017)

Officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	93	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	93	None[3]

64

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	93	None

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment manager, principal underwriter, and its transfer agent.

3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

65

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment

Officer

Assurant, Inc.

New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel,

and Secretary

Delaware Funds

by Macquarie

Philadelphia, PA

Daniel V. Geatens

Vice President and

Treasurer

Delaware Funds

by Macquarie

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds

by Macquarie

Philadelphia, PA

This annual report is for the information of Delaware Emerging Markets Debt Corporate Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

66

Annual report

Fixed income mutual fund

Delaware Strategic Income Fund

July 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Strategic Income Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P.

(DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2020, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Strategic Income Fund	August 11, 2020 (Unaudited)

Performance preview (for the year ended July 31, 2020)

Delaware Strategic Income Fund (Institutional Class shares)	1-year return	+6.53%
Delaware Strategic Income Fund (Class A shares)	1-year return	+6.27%
Bloomberg Barclays US Aggregate Index (benchmark)	1-year return	+10.12%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Strategic Income Fund, please see the table on page 5.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks high current income and, secondarily, long-term total return.

Market review

The Fund’s fiscal year opened the day after the US Federal Reserve cut interest rates for the first time since the 2008-2009 recession. After a series of federal-funds-rate hikes that began in 2015, the Fed responded to slowing global growth and an inversion of the Treasury yield curve with a reduction of 0.25 percentage points in July 2019, followed by two more 0.25-percentage-point cuts in September and October. Taken together, those reductions gave confidence to investors in capital markets that the central bank would act to stabilize the economy. In December, the announcement of a Phase 1 trade deal with China also buoyed investor enthusiasm. Risk assets reacted as expected and generally performed well into 2020.

The economic backdrop shifted sharply in February and March when it became clear that COVID-19, cases of which first emerged in China, had become a full-fledged pandemic necessitating strong lockdown measures to control the spread of the virus. The ensuing precipitous global market selloff was short-lived, however, as the Fed and other central banks stepped in to provide

In our opinion, the following key factors influenced the Fund’s performance:

●  Interest rate cuts provided investors with confidence early in the period.

●  The coronavirus-induced selloff was short lived.

●  Central banks stepped in quickly to provide liquidity.

●  Out-of-benchmark holdings hurt performance.

1

Portfolio management review

Delaware Strategic Income Fund

liquidity. Investors responded by igniting a rally that continued through the end of the Fund’s fiscal period.

Within the Fund

For the fiscal year ended July 31, 2020, Delaware Strategic Income Fund underperformed its benchmark, the Bloomberg Barclays US Aggregate Index. The Fund’s Institutional Class shares gained 6.53%. The Fund’s Class A shares advanced 6.27% at net asset value and 1.48% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark gained 10.12%. For complete, annualized performance of Delaware Strategic Income Fund, please see the table on page 5.

Given the Fed’s interest rate cuts in mid-2019, the team decided to maintain the Fund’s risk profile, which included significant exposure to out-of-benchmark “plus sectors.” Credit spreads (the difference in yield compared to US Treasurys of the same maturity) compressed in the fourth quarter of 2019, indicating an overall assessment of lower market risk as investors responded favorably to the Fed’s monetary stimulus. However, as the Fund’s exposure to higher-beta (higher-risk) asset classes – including high yield bonds and emerging market bonds – benefited, we decided to raise the Fund’s capital cushion to reduce risk. Entering 2020, we added exposure to Treasurys and other highly liquid assets, as we believed more favorable opportunities would be forthcoming.

As markets sold off in reaction to the effects of the coronavirus, and the economy dramatically slowed down, the Fund significantly underperformed the benchmark, hurt by the allocation of roughly 33% of assets to corporate credit – both high yield and investment grade – and nearly 20% of assets to emerging market bonds. However, when the monetary and fiscal tide turned positive in late March, higher-beta sectors rallied and the Fund’s relative performance improved significantly, compared to both its peers and the benchmark. As market pricing dislocations expanded in the early spring, we drew down the Fund’s capital cushion, redeploying proceeds into higher yielding assets.

Overall, the Fund underperformed its benchmark largely because the 12-month period was unfavorable for focusing on the out-of-benchmark sectors that strategic funds typically hold. The major detractors from the Fund’s relative performance at the sector level were high yield bonds, including bank loans, and emerging market bonds. In this environment of heightened volatility, any higher-risk, out-of-benchmark assets weighed on performance relative to the benchmark.

A small exposure to a senior unsecured convertible bond in Cheniere Energy Inc. detracted from the Fund’s performance. Despite the negative performance, the Fund still has exposure to that credit, as we believe the company is striking an attractive mix of debt reduction and shareholder return with a healthy liquidity profile.

Exposure to the energy sector overall hurt the Fund’s performance as the entire sector underperformed meaningfully during what was a particularly challenging period. Our goal, therefore, was to make sure that we had strong selection within energy sector credits. Accordingly, we sought out what we viewed as the most robust companies – ones we thought had the potential to survive volatile markets.

High yield holdings within the energy sector also detracted during the fiscal period because of the collapse in energy prices. Significant price pressures hurt Precision Drilling Corp. However, we believe the firm is undervalued and like that it is reducing its debt, which we see as a positive catalyst in a challenging environment.

Movie theater chain AMC Entertainment Holdings Inc. also detracted. We exited this

2

position, as we see further challenges ahead for the issuer. Offsetting this performance somewhat was an investment in Calpine Corp., the largest US generator of electricity from natural gas and geothermal resources.

Emerging market bonds also reduced the Fund’s performance. Mexican airline company Aerovias de Mexico S.A. de CV filed for Chapter 11 restructuring during the second quarter of 2020 because it had been hurt by coronavirus-related travel restrictions. However, we have maintained the Fund’s exposure to Aerovias de Mexico as we seek greater clarity around management’s plans as the company explores options for its future.

Another detractor we continued to hold is Companhia Siderúrgica Nacional SA, Brazil’s largest steel company. Despite its poor performance, we see commodity prices, including iron ore prices, firming up, and we believe a weaker dollar could also be favorable.

An underweight to investment grade corporate credit aided the Fund’s relative performance. In addition to the Fund’s underweight, the market volatility presented investment opportunities in companies that were aggressively seeking liquidity, such as Delta Air Lines Inc. first lien bonds, issued in April of this year.

Our allocation to non-agency residential mortgage-backed securities, an out-of-benchmark sector, experienced high volatility and detracted from the Fund’s relative performance. Yield-curve management and duration management also lessened performance. We maintain a material duration that is short relative to the benchmark. The Fund does, however, carry more duration than its peer group, and this contributed to performance relative to its competitors.

We believe it is worth noting that the Fund had strong performance relative to its peer group in a particularly challenging environment, placing in Morningstar’s top quartile for the 12-month period. The Fund benefited by putting the capital cushion it built at the end of 2019 to work in the spring when opportunities arose. Leveraging that cushion provided liquidity during a volatile period.

Given the uncertain economic backdrop, we believe that risks remain elevated. Strong central bank policy responses in the United States and globally have helped boost investor confidence. At the end of the Fund’s fiscal year, we continue to be concerned about the risks of policy mistakes, particularly on the fiscal side. In addition to the national election coming up in November, geopolitical tensions are on the rise. Along with US-China political and trade tension, which is a new cold war, in our opinion, the overall rise in populism around the world has created greater uncertainty about the direction of various countries’ governments. With that said, we continue to identify investment opportunities in issuers that benefit from today’s environment, such as those in technology and healthcare.

Looking at the COVID-19 crisis, we believe that even if a vaccine came to the market tomorrow, and business returned to some semblance of normalcy, central banks around the world would have to successfully navigate a policy reversal without experiencing a policy misstep. As a result, we continue to take a prudent investment approach by evaluating investment opportunities with the goal of identifying companies that have demonstrated financial flexibility and management teams that have exhibited the discipline to execute through the uncertainties of today’s macroeconomic environment.

A note about derivatives

The Fund used three types of derivatives during the fiscal year: futures, foreign currency exchange contracts, and swaps. The Fund used interest rate futures to manage the portfolio’s overall duration. The Fund also used foreign currency exchange contracts to hedge the US dollar value of certain

3

Portfolio management review

Delaware Strategic Income Fund

foreign currency securities. In some cases, the Fund used foreign currency exchange contracts to gain market exposure to take advantage of a total return opportunity. The Fund also used credit default swaps as a way to gain exposure to certain segments of the commercial mortgage-backed securities market. None of these derivatives had a material effect on the Fund’s performance (that is, it amounted to less than 0.50 percentage points) during the fiscal year.

4

Performance summary

Delaware Strategic Income Fund	July 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2020

	1 year	5 year	10 year	Lifetime

Class A (Est. August 16, 1985)
Excluding sales charge	+6.27%	+3.32%	+3.54%	+5.71%
Including sales charge	+1.48%	+2.36%	+3.06%	+5.57%

Class C (Est. November 29, 1995)
Excluding sales charge	+5.47%	+2.55%	+2.77%	+4.14%
Including sales charge	+4.47%	+2.55%	+2.77%	+4.14%

Class R (Est. June 2, 2003)
Excluding sales charge	+5.99%	+3.06%	+3.29%	+3.93%
Including sales charge	+5.99%	+3.06%	+3.29%	+3.93%

Institutional Class (Est. June 1, 1992)
Excluding sales charge	+6.53%	+3.57%	+3.80%	+5.25%
Including sales charge	+6.53%	+3.57%	+3.80%	+5.25%

Bloomberg Barclays US Aggregate Index	+10.12%	+4.47%	+3.87%	+5.62%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate,

5

Performance summary

Delaware Strategic Income Fund

the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit

6

rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets from August 1, 2019 to July 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class

Total annual operating expenses (without fee waivers)	1.50%	2.25%	1.75%	1.25%

Net expenses (including fee waivers, if any)	0.84%	1.59%	1.09%	0.59%

Type of waiver	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from November 28, 2018 through November 29, 2020.

7

Performance summary

Delaware Strategic Income Fund

Performance of a $10,000 investment1

Average annual total returns from July 31, 2010 through July 31, 2020 $16

For period beginning July 31, 2010 through July 31, 2020	Starting value	Ending value

Bloomberg Barclays US Aggregate Index	$10,000	$14,616

Delaware Strategic Income Fund — Institutional Class shares	$10,000	$14,516

Delaware Strategic Income Fund — Class A shares	$9,550	$13,517

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2010, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index as of July 31, 2010. The Bloomberg

Barclays US Aggregate Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, US government, mortgage- and asset-backed securities with at least one year to maturity and at least $300 million par amount outstanding.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

8

	Nasdaq symbols	CUSIPs
Class A	DEGGX	246094205
Class C	DUGCX	246094700
Class R	DUGRX	246094809
Institutional Class	DUGIX	246094502

9

Disclosure of Fund expenses

For the six-month period from February 1, 2020 to July 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2020 to July 31, 2020.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

10

Delaware Strategic Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/20	Ending Account Value 7/31/20	Annualized Expense Ratio	Expenses Paid During Period 2/1/20 to 7/31/20*

Actual Fund return†
Class A	$1,000.00	$1,017.10	0.84%	$4.21
Class C	1,000.00	1,013.30	1.59%	7.96
Class R	1,000.00	1,015.80	1.09%	5.46
Institutional Class	1,000.00	1,018.40	0.59%	2.96

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.69	0.84%	$4.22
Class C	1,000.00	1,016.96	1.59%	7.97
Class R	1,000.00	1,019.44	1.09%	5.47
Institutional Class	1,000.00	1,021.93	0.59%	2.97

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

11

Security type / sector allocation

Delaware Strategic Income Fund	As of July 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	6.30%
Agency Commercial Mortgage-Backed Securities	1.24%
Convertible Bonds	1.45%
Corporate Bonds	54.22%
Banking	7.73%
Basic Industry	8.40%
Brokerage	1.20%
Capital Goods	1.21%
Communications	5.22%
Consumer Cyclical	4.11%
Consumer Non-Cyclical	2.80%
Electric	5.05%
Energy	8.43%
Finance Companies	0.54%
Insurance	2.69%
Natural Gas	0.09%
Real Estate	0.59%
Technology	2.57%
Transportation	2.58%
Utilities	1.01%
Municipal Bonds	1.90%
Non-Agency Asset-Backed Securities	2.17%
Non-Agency Collateralized Mortgage Obligations	10.57%
Non-Agency Commercial Mortgage-Backed Securities	5.63%
Loan Agreements	4.19%
Sovereign Bonds	5.33%
Supranational Bank	0.49%
US Treasury Obligations	2.36%
Preferred Stock	0.97%
Short-Term Investments	3.64%
Total Value of Securities	100.46%
Liabilities Net of Receivables and Other Assets	(0.46%)
Total Net Assets	100.00%

12

Schedule of investments

Delaware Strategic Income Fund	July 31, 2020

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations — 6.30%

Fannie Mae Connecticut Avenue Securities
Series 2017-C04 2M2 3.022% (LIBOR01M + 2.85%) 11/25/29 •	22,994	$22,395
Series 2018-C02 2M2 2.372% (LIBOR01M + 2.20%, Floor 2.20%) 8/25/30 •	393,595	376,830
Series 2018-C03 1M2 2.322% (LIBOR01M + 2.15%, Floor 2.15%) 10/25/30 •	519,976	505,688
Series 2018-C05 1M2 2.522% (LIBOR01M + 2.35%, Floor 2.35%) 1/25/31 •	502,747	485,431
Fannie Mae REMICs
Series 2017-77 HZ 3.50% 10/25/47	48,580	53,116
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA1 M2 3.422% (LIBOR01M + 3.25%, Floor 3.25%) 7/25/29 •	244,244	244,704
Series 2018-HQA1 M2 2.472% (LIBOR01M + 2.30%) 9/25/30 •	443,720	422,265
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2020-HQA2 M2 144A 3.272% (LIBOR01M + 3.10%) 3/25/50 #, •	500,000	479,036
GNMA
Series 2017-34 DY 3.50% 3/20/47	20,000	22,747
Series 2017-130 YJ 2.50% 8/20/47	25,000	27,453

Total Agency Collateralized Mortgage Obligations (cost $2,730,286)		2,639,665

Agency Commercial Mortgage-Backed Securities — 1.24%

FREMF Mortgage Trust
Series 2013-K25 C 144A 3.619% 11/25/45 #, •	45,000	46,299
Series 2014-K717 B 144A 3.63% 11/25/47 #, •	35,000	35,697
Series 2014-K717 C 144A 3.63% 11/25/47 #, •	20,000	20,123
Series 2015-K721 B 144A 3.565% 11/25/47 #, •	235,000	243,374
Series 2016-K53 B 144A 4.021% 3/25/49 #, •	50,000	55,015
Series 2016-K722 B 144A 3.843% 7/25/49 #, •	75,000	78,867
Series 2017-K71 B 144A 3.753% 11/25/50 #, •	35,000	38,744

Total Agency Commercial Mortgage-Backed Securities (cost $498,507)		518,119

13

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)

Convertible Bonds — 1.45%

Boingo Wireless 1.00% exercise price $42.32, maturity date 10/1/23	385,000	$346,526
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	400,000	261,922

Total Convertible Bonds (cost $633,763)		608,448

Corporate Bonds — 54.22%

Banking — 7.73%
Ally Financial 5.75% 11/20/25	75,000	84,766
Banistmo 144A 4.25% 7/31/27 #	320,000	318,240
Bank of America 5.125% µ, y	180,000	186,662
Bank of New York Mellon 4.70% µ, y	30,000	32,558
BBVA Bancomer 144A 6.75% 9/30/22 #	236,000	255,214
Citizens Financial Group 5.65% µ, y	35,000	37,187
Credit Suisse Group 144A 6.25% #, µ, y	500,000	534,475
JPMorgan Chase & Co.	35,000	37,833
2.522% 4/22/31 µ
3.109% 4/22/41 µ	20,000	22,756
3.109% 4/22/51 µ	30,000	34,171
5.00% µ, y	90,000	90,644
Natwest Group 8.625% µ, y	535,000	560,150
Popular 6.125% 9/14/23	449,000	477,577
Truist Financial 4.95% µ, y	35,000	37,450
Turkiye Garanti Bankasi 144A 5.875% 3/16/23 #	220,000	217,800
UBS Group 6.875% µ, y	200,000	203,514
USB Capital IX 3.50% (LIBOR03M + 1.02%) y, •	125,000	109,157

		3,240,154

Basic Industry — 8.40%
Avient 144A 5.75% 5/15/25 #	32,000	34,776
BHP Billiton Finance USA 144A 6.25% 10/19/75 #, µ	400,000	403,166
Chemours 7.00% 5/15/25	179,000	182,311
Corp Nacional del Cobre de Chile 144A 3.15% 1/14/30 #	218,000	234,691
CSN Islands XI 144A 6.75% 1/28/28 #	235,000	218,550
First Quantum Minerals 144A 7.50% 4/1/25 #	200,000	202,250
Freeport-McMoRan 5.45% 3/15/43	578,000	644,158
Gold Fields Orogen Holdings BVI 144A 6.125% 5/15/29 #	200,000	235,000
GUSAP III 144A 4.25% 1/21/30 #	430,000	437,920
Hudbay Minerals 144A 7.625% 1/15/25 #	145,000	147,094
LYB International Finance III 2.875% 5/1/25	70,000	75,733

14

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Basic Industry (continued)
Methanex 5.25% 12/15/29	235,000	$227,850
Novolipetsk Steel Via Steel Funding DAC 144A 4.00% 9/21/24 #	200,000	213,258
Nutrien 2.95% 5/13/30	35,000	38,557
Syngenta Finance 144A 3.933% 4/23/21 #	225,000	227,291

		3,522,605

Brokerage — 1.20%
Charles Schwab 5.375% µ, y	35,000	38,412
Jefferies Group 6.50% 1/20/43	365,000	464,631

		503,043

Capital Goods — 1.21%
Boise Cascade 144A 4.875% 7/1/30 #	59,000	62,835
Grupo Cementos de Chihuahua 144A 5.25% 6/23/24 #	200,000	202,729
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	60,000	61,262
Standard Industries 144A 5.00% 2/15/27 #	23,000	24,629
TransDigm 144A 6.25% 3/15/26 #	62,000	65,488
United Rentals North America
3.875% 2/15/31	26,000	26,000
4.00% 7/15/30	13,000	13,471
WESCO Distribution 144A 7.25% 6/15/28 #	45,000	49,226

		505,640

Communications — 5.22%
Altice Financing 144A 5.00% 1/15/28 #	230,000	236,409
AMC Networks 4.75% 8/1/25	208,000	213,534
Charter Communications Operating
2.80% 4/1/31	20,000	21,038
4.80% 3/1/50	30,000	36,250
Clear Channel Worldwide Holdings 9.25% 2/15/24	20,000	18,204
CSC Holdings 5.875% 9/15/22	18,000	19,345
HTA Group 144A 7.00% 12/18/25 #	210,000	217,713
LCPR Senior Secured Financing 144A 6.75% 10/15/27 #	235,000	254,211
Netflix 144A 3.625% 6/15/25 #	60,000	63,750
Radiate Holdco 144A 6.625% 2/15/25 #	217,000	223,240
Sirius XM Radio 144A 4.625% 7/15/24 #	54,000	56,929
Sprint 7.875% 9/15/23	205,000	238,312
Terrier Media Buyer 144A 8.875% 12/15/27 #	40,000	41,075
Time Warner Cable 7.30% 7/1/38	170,000	247,610

15

Schedule of investments

Delaware Strategic Income Fund

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Communications (continued)
Time Warner Entertainment 8.375% 3/15/23		80,000	$94,845
Turkcell Iletisim Hizmetleri 144A 5.80% 4/11/28 #		210,000	206,113

			2,188,578

Consumer Cyclical — 4.11%
Allison Transmission 144A 5.875% 6/1/29 #		195,000	215,696
Colt Merger Sub 144A 6.25% 7/1/25 #		50,000	52,418
Ford Motor Credit 4.542% 8/1/26		200,000	206,250
Future Retail 144A 5.60% 1/22/25 #		225,000	146,863
General Motors 6.125% 10/1/25		20,000	23,342
General Motors Financial 2.20% 4/1/24	EUR	150,000	177,952
Hutama Karya Persero 144A 3.75% 5/11/30 #		200,000	218,026
L Brands 144A 9.375% 7/1/25 #		60,000	66,975
MGM Resorts International 5.75% 6/15/25		50,000	51,781
Prime Security Services Borrower 144A 5.75% 4/15/26 #		350,000	389,310
Scientific Games International 144A 8.25% 3/15/26 #		172,000	172,567

			1,721,180

Consumer Non-Cyclical — 2.80%
Aramark Services 144A 5.00% 2/1/28 #		40,000	40,316
Bausch Health
144A 5.50% 11/1/25 #		47,000	48,819
144A 6.25% 2/15/29 #		53,000	56,384
Encompass Health
4.50% 2/1/28		25,000	26,167
4.75% 2/1/30		19,000	20,108
MHP 144A 6.95% 4/3/26 #		200,000	203,198
Pilgrim’s Pride 144A 5.875% 9/30/27 #		46,000	48,702
Post Holdings 144A 4.625% 4/15/30 #		17,000	17,914
Rede D’or Finance 144A 4.50% 1/22/30 #		270,000	242,392
Tenet Healthcare
5.125% 5/1/25		70,000	72,098
6.875% 11/15/31		100,000	95,856
Teva Pharmaceutical Finance Netherlands III 6.75% 3/1/28		200,000	222,365
US Foods 144A 6.25% 4/15/25 #		75,000	80,538

			1,174,857

16

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Electric — 5.05%
Calpine
144A 5.00% 2/1/31 #	40,000	$41,095
144A 5.125% 3/15/28 #	78,000	81,133
144A 5.25% 6/1/26 #	455,000	474,522
Comision Federal de Electricidad 144A 4.875% 1/15/24 #	200,000	212,729
Duke Energy 4.875% µ, y	80,000	82,707
Israel Electric 144A 5.00% 11/12/24 #	200,000	225,629
NRG Energy 144A 4.45% 6/15/29 #	335,000	365,806
PG&E 5.25% 7/1/30	80,000	83,300
Vistra Operations
144A 3.55% 7/15/24 #	460,000	484,154
144A 5.50% 9/1/26 #	61,000	64,355

		2,115,430

Energy — 8.43%
Cheniere Corpus Christi Holdings 7.00% 6/30/24	300,000	346,648
Energy Transfer Operating 7.125% µ, y	195,000	162,338
KazMunayGas National JSC 144A 6.375% 10/24/48 #	400,000	535,800
KazTransGas JSC 144A 4.375% 9/26/27 #	200,000	218,282
Lukoil Securities 144A 3.875% 5/6/30 #	220,000	233,537
Marathon Oil 4.40% 7/15/27	160,000	162,672
MPLX 5.50% 2/15/49	105,000	125,964
Noble Energy 4.20% 10/15/49	265,000	335,752
Oleoducto Central 144A 4.00% 7/14/27 #	205,000	212,226
Petrobras Global Finance 5.60% 1/3/31	145,000	152,377
Petroleos Mexicanos 6.50% 1/23/29	200,000	185,018
Precision Drilling 7.75% 12/15/23	220,000	165,802
Saudi Arabian Oil 144A 4.25% 4/16/39 #	200,000	241,056
Southwestern Energy 7.75% 10/1/27	485,000	457,258

		3,534,730

Finance Companies — 0.54%
Aviation Capital Group 144A 5.50% 12/15/24 #	205,000	210,166
Avolon Holdings Funding 144A 3.95% 7/1/24 #	20,000	18,215

		228,381

Insurance — 2.69%
American International Group 3.40% 6/30/30	45,000	50,329
Aon 2.80% 5/15/30	25,000	27,607
AssuredPartners 144A 7.00% 8/15/25 #	238,000	242,311

17

Schedule of investments

Delaware Strategic Income Fund

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Insurance (continued)
Brighthouse Financial
3.70% 6/22/27		170,000	$177,317
4.70% 6/22/47		155,000	154,019
5.625% 5/15/30		25,000	28,640
HUB International 144A 7.00% 5/1/26 #		195,000	204,458
USI 144A 6.875% 5/1/25 #		235,000	241,607

			1,126,288

Natural Gas — 0.09%
Sempra Energy 4.875% µ, y		35,000	36,323

			36,323

Real Estate — 0.59%
Aroundtown 2.00% 11/2/26	EUR	200,000	248,828

			248,828

Technology — 2.57%
Broadcom
144A 3.15% 11/15/25 #		25,000	26,988
144A 4.15% 11/15/30 #		15,000	16,880
CDK Global 5.875% 6/15/26		23,000	24,633
CommScope Technologies 144A 5.00% 3/15/27 #		448,000	433,908
Fiserv 2.65% 6/1/30		35,000	38,373
Global Payments 2.90% 5/15/30		45,000	49,393
Iron Mountain 144A 5.25% 7/15/30 #		205,000	215,378
NXP
144A 3.40% 5/1/30 #		10,000	11,065
144A 4.30% 6/18/29 #		13,000	15,180
Verscend Escrow 144A 9.75% 8/15/26 #		220,000	244,225

			1,076,023

Transportation — 2.58%
Aerovias de Mexico 144A 7.00% 2/5/25 #, ‡		225,000	51,188
ASG Finance Designated Activity 144A 7.875% 12/3/24 #		230,000	158,700
Delta Air Lines 144A 7.00% 5/1/25 #		390,000	417,233
Mileage Plus Holdings 144A 6.50% 6/20/27 #		175,000	181,563
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #, ^		255,000	176,906
Southwest Airlines
5.125% 6/15/27		60,000	63,042
5.25% 5/4/25		30,000	32,163

			1,080,795

18

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Utilities — 1.01%
Aegea Finance 144A 5.75% 10/10/24 #	200,000	$206,731
Grupo Energia Bogota 144A 4.875% 5/15/30 #	200,000	218,500

		425,231

Total Corporate Bonds (cost $21,761,980)		22,728,086

Municipal Bonds — 1.90%

Bay Area, California Toll Authority
(Build America Bonds) Series S-3 6.907% 10/1/50	170,000	322,204
New Jersey Turnpike Authority
(Build America Bonds) Series A 7.102% 1/1/41	90,000	154,967
South Carolina Public Service Authority
Series D 4.77% 12/1/45	55,000	72,173
State of California Various Purpose
(Build America Bonds) 7.55% 4/1/39	135,000	245,723

Total Municipal Bonds (cost $650,941)		795,067

Non-Agency Asset-Backed Securities — 2.17%

Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.141% 11/25/36 •	327,086	337,952
Hardee’s Funding
Series 2018-1A A2I 144A 4.25% 6/20/48 #	49,125	49,380
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	491,175	450,294
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #, •	20,071	20,206
Wendy’s Funding
Series 2018-1A A2I 144A 3.573% 3/15/48 #	48,750	50,613

Total Non-Agency Asset-Backed Securities (cost $907,140)		908,445

Non-Agency Collateralized Mortgage Obligations — 10.57%

Chase Home Lending Mortgage Trust
Series 2019-ATR2 A3 144A 3.50% 7/25/49 #, •	57,210	58,781
Connecticut Avenue Securities Trust
Series 2019-R01 2M2 144A 2.622% (LIBOR01M + 2.45%) 7/25/31 #, •	408,690	401,780
Series 2019-R07 1M2 144A 2.272% (LIBOR01M + 2.10%) 10/25/39 #, •	500,000	488,410
Credit Suisse First Boston Mortgage Securities
Series 2005-5 6A3 5.00% 7/25/35	24,729	24,889
Flagstar Mortgage Trust
Series 2018-5 A7 144A 4.00% 9/25/48 #, •	16,900	17,021

19

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

Galton Funding Mortgage Trust
Series 2018-1 A43 144A 3.50% 11/25/57 #, •	26,727	$26,985
GSMPS Mortgage Loan Trust
Series 1998-2 A 144A 7.75% 5/19/27 #, •	13,536	13,531
JPMorgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36	25,891	28,003
Series 2007-A1 7A4 3.78% 7/25/35 •	39,186	34,221
Series 2014-2 B1 144A 3.399% 6/25/29 #, •	47,506	47,511
Series 2014-2 B2 144A 3.399% 6/25/29 #, •	47,506	47,486
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #, •	90,670	91,822
Series 2015-4 B1 144A 3.616% 6/25/45 #, •	87,758	89,202
Series 2015-4 B2 144A 3.616% 6/25/45 #, •	87,758	88,872
Series 2015-5 B2 144A 2.681% 5/25/45 #, •	92,483	93,920
Series 2015-6 B1 144A 3.587% 10/25/45 #, •	86,315	87,822
Series 2015-6 B2 144A 3.587% 10/25/45 #, •	86,316	87,345
Series 2016-4 B1 144A 3.876% 10/25/46 #, •	90,549	94,508
Series 2016-4 B2 144A 3.876% 10/25/46 #, •	90,549	92,920
Series 2017-2 A3 144A 3.50% 5/25/47 #, •	22,223	22,794
Series 2018-4 A15 144A 3.50% 10/25/48 #, •	16,029	16,127
Series 2020-1 A4 144A 3.50% 6/25/50 #, •	416,672	425,617
New Residential Mortgage Loan Trust
Series 2018-RPL1 A1 144A 3.50% 12/25/57 #, •	71,382	76,254
Sequoia Mortgage Trust
Series 2014-1 B3 144A 3.918% 4/25/44 #, •	425,897	434,315
Series 2014-2 A4 144A 3.50% 7/25/44 #, •	17,386	17,935
Series 2015-1 B2 144A 3.871% 1/25/45 #, •	38,777	39,276
Series 2017-4 A1 144A 3.50% 7/25/47 #, •	46,248	47,601
Series 2017-5 B2 144A 3.832% 8/25/47 #, •	464,103	474,838
Series 2017-6 B2 144A 3.738% 9/25/47 #, •	464,466	473,183
Series 2017-7 B2 144A 3.744% 10/25/47 #, •	466,389	447,319
Series 2018-5 A4 144A 3.50% 5/25/48 #, •	34,393	34,692
Washington Mutual Mortgage Pass Through
Certificates Trust
Series 2005-1 5A2 6.00% 3/25/35 _	2,651	129
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR5 2A1 3.995% 4/25/36 •	4,559	4,272

Total Non-Agency Collateralized Mortgage Obligations (cost $4,482,055)		4,429,381

Non-Agency Commercial Mortgage-Backed Securities — 5.63%

BANK
Series 2017-BNK5 B 3.896% 6/15/60 •	60,000	62,478
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	85,000	92,364

20

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	75,000	$81,636
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	110,000	113,080
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #, •	150,000	131,194
Series 2015-GC32 A4 3.764% 7/10/48	75,000	83,583
Series 2017-GS6 A3 3.433% 5/10/50	75,000	83,943
Series 2017-GS6 B 3.869% 5/10/50	500,000	545,260
Series 2018-GS9 A4 3.992% 3/10/51 •	40,000	45,874
Series 2020-GC47 A5 2.377% 5/12/53	80,000	85,265
Series 2020-GC47 B 3.571% 5/12/53	500,000	529,523
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.801% 8/15/48	105,000	117,317
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.499% 4/15/46	130,000	126,334
Series 2016-WIKI A 144A 2.798% 10/5/31 #	90,000	89,122
Series 2016-WIKI B 144A 3.201% 10/5/31 #	85,000	83,529
LB-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 •	53,296	30,721
Morgan Stanley Capital I Trust
Series 2006-HQ10 B 5.448% 11/12/41 •	62,003	61,118

Total Non-Agency Commercial Mortgage-Backed Securities (cost $2,392,499)		2,362,341

Loan Agreements — 4.19%

Acrisure Tranche B 3.661% (LIBOR01M + 3.50%) 2/15/27 •	124,058	119,902
Applied Systems 2nd Lien 8.00% (LIBOR03M + 7.00%) 9/19/25 •	225,822	228,306
AssuredPartners 3.661% (LIBOR01M + 3.50%) 2/12/27 •	123,675	120,377
AthenaHealth Tranche B 1st Lien 4.818% (LIBOR03M + 4.50%) 2/11/26 •	123,747	122,277
Blue Ribbon 1st Lien 5.00% (LIBOR03M + 4.00%) 11/15/21 •	53,647	48,909
Buckeye Partners 2.921% (LIBOR01M + 2.75%) 11/1/26 •	82,871	81,248
BWay Holding 3.523% (LIBOR03M + 3.25%) 4/3/24 •	65,370	61,209
Calpine 2.42% (LIBOR01M + 2.25%) 1/15/24 •	10,875	10,674
Connect US Finco 5.50% (LIBOR01M + 4.50%) 12/12/26 •	74,812	73,036

21

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)

Loan Agreements (continued)

Frontier Communications Tranche B-1 5.352% (LIBOR03M + 2.75%) 6/17/24 •	296,600	$293,263
Gentiva Health Services Tranche B 3.438% (LIBOR01M + 3.25%) 7/2/25 •	99,403	98,222
Hamilton Projects Acquiror 5.75% (LIBOR03M + 4.75%) 6/17/27 •	220,000	219,505
Informatica 2nd Lien 7.125% (LIBOR03M + 0.00%) 2/14/25 •	31,000	30,351
Stars Group Holdings 3.808% (LIBOR03M + 3.50%) 7/10/25 •	36,574	36,616
Terrier Media Buyer 4.411% (LIBOR01M + 4.25%) 12/17/26 •	13,930	13,590
Ultimate Software Group 1st Lien 3.911% (LIBOR01M + 3.75%) 5/4/26 •	118,468	117,632
Verscend Holding Tranche B 4.661% (LIBOR01M + 4.50%) 8/27/25 •	83,241	83,084

Total Loan Agreements (cost $1,765,508)		1,758,201

Sovereign BondsΔ — 5.33%

Brazil — 0.49%
Brazilian Government International Bond 4.75% 1/14/50	200,000	207,375

		207,375

Egypt — 0.98%
Egypt Government International Bond
144A 5.75% 5/29/24 #	206,000	208,093
144A 7.60% 3/1/29 #	200,000	204,474

		412,567

El Salvador — 0.47%
El Salvador Government International Bond 144A 7.65% 6/15/35 #	217,000	195,300

		195,300

Honduras — 0.76%
Honduras Government International Bond 144A 5.625% 6/24/30 #	303,000	320,423

		320,423

Ivory Coast — 0.47%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #	200,000	195,906

		195,906

22

	Principal amount°	Value (US $)

Sovereign Bonds (continued)

Mongolia — 0.56%
Mongolia Government International Bond 144A 5.625% 5/1/23 #	230,000	$234,603

		234,603

Paraguay — 0.56%
Paraguay Government International Bond 144A 4.95% 4/28/31 #	200,000	234,500

		234,500

Senegal — 0.46%
Senegal Government International Bond 144A 6.75% 3/13/48 #	200,000	190,734

		190,734

Uzbekistan — 0.58%
Republic of Uzbekistan Bond 144A 4.75% 2/20/24 #	226,000	241,091

		241,091

Total Sovereign Bonds (cost $2,160,104)		2,232,499

Supranational Bank — 0.49%

Banque Ouest Africaine de Developpement 144A 4.70% 10/22/31 #	200,000	204,984

Total Supranational Bank (cost $200,000)		204,984

US Treasury Obligations — 2.36%

US Treasury Inflation Indexed Note 0.125% 10/15/24	99,933	106,085
US Treasury Notes 0.375% 4/30/25	780,000	786,322
0.625% 5/15/30	95,000	95,785

Total US Treasury Obligations (cost $977,806)		988,192

	Number of shares

Preferred Stock — 0.97%

Morgan Stanley 4.085% (LIBOR03M + 3.81%) •	115,000	112,642
US Bancorp 3.50% (LIBOR03M + 1.02%) •	350	293,265

Total Preferred Stock (cost $363,428)		405,907

23

Schedule of investments

Delaware Strategic Income Fund

	Number of shares	Value (US $)

Short-Term Investments — 3.64%

Money Market Mutual Funds — 3.64%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.06%)	305,427	$305,427
Fidelity Investments Money Market Government
Portfolio – Class I (seven-day effective yield 0.05%)	305,427	305,427
GS Financial Square Government Fund –
Institutional Shares (seven-day effective yield 0.13%)	305,426	305,426
Morgan Stanley Government Portfolio – Institutional
Share Class (seven-day effective yield 0.01%)	305,426	305,426
State Street Institutional US Government Money
Market Fund – Investor Class (seven-day effective yield 0.01%)	305,427	305,427

Total Short-Term Investments (cost $1,527,133)		1,527,133

Total Value of Securities—100.46% (cost $41,051,150)		$42,106,468

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2020, the aggregate value of Rule 144A securities was $22,679,526, which represents 54.11% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2020. Rate will reset at a future date.

y	No contractual maturity date.

‡	Non-income producing security. Security is currently in default.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

24

Δ	Securities have been classified by country of origin.

The following foreign currency exchange contracts and futures contracts were outstanding at July 31, 2020:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Toronto-Dominion Bank	EUR	360,000	USD	(418,938)	9/18/20	$5,580	$—

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation Depreciation	Value/ Unrealized	Variation Margin Due from (Due to) Brokers
	US Treasury 5 yr
15	Notes	$1,891,875	$1,882,067	9/30/20	$9,808	$—	$1,172
	US Treasury
(5)	10 yr Notes	(700,391)	(694,402)	9/21/20	—	(5,989)	(313)
	US Treasury
	10 yr Ultra
6	Notes	955,500	942,343	9/21/20	13,157	—	469

Total Futures Contracts			$2,130,008		$22,965	$(5,989)	$1,328

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

BB – Barclays Bank

CD – Certificate of Deposit

DAC – Designated Activity Company

EUR – European Monetary Unit

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

GS – Goldman Sachs

GSMPS – Goldman Sachs Reperforming Mortgage Securities

25

Schedule of investments

Delaware Strategic Income Fund

Summary of abbreviations: (continued)

ICE – Intercontinental Exchange

JPM – JPMorgan

JSC – Joint Stock Company

LB – Lehman Brothers

LIBOR – London interbank offered rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

REMIC – Real Estate Mortgage Investment Conduit

USD – US Dollar yr–Year

See accompanying notes, which are an integral part of the financial statements.

26

Statement of assets and liabilities

Delaware Strategic Income Fund	July 31, 2020

Assets:
Investments, at value*	$42,106,468
Cash	14,188
Cash collateral due from brokers	21,428
Foreign currencies, at valueÄ	4,557
Receivable for securities sold	524,577
Dividends and interest receivable	370,807
Receivable for fund shares sold	11,263
Variation margin due from broker on future contracts	1,328
Unrealized appreciation on foreign currency exchange contracts	5,580

Total Assets	43,060,196

Liabilities:
Payable for securities purchased	1,027,472
Other accrued expenses	53,431
Distribution payable	35,296
Payable for fund shares redeemed	11,097
Investment management fees payable to affiliates	8,522
Distribution fees payable to affiliates	8,069
Legal fees payable to affiliates	471
Accounting and administration expenses payable to affiliates	459
Dividend disbursing and transfer agent fees and expenses payable to affiliates	330
Trustees’ fees and expenses payable to affiliates	145
Reports and statements to shareholders expenses payable to affiliates	52

Total Liabilities	1,145,344

Total Net Assets	$41,914,852

Net Assets Consist of:
Paid-in capital	$46,122,534
Total distributable earnings (loss)	(4,207,682)

Total Net Assets	$41,914,852

27

Statement of assets and liabilities

Delaware Strategic Income Fund

Net Asset Value
Class A:
Net assets	$29,792,949
Shares of beneficial interest outstanding, unlimited authorization, no par	3,614,797
Net asset value per share	$8.24
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1—sales charge)	$8.63
Class C:
Net assets	$1,845,534
Shares of beneficial interest outstanding, unlimited authorization, no par	223,725
Net asset value per share	$8.25
Class R:
Net assets	$431,100
Shares of beneficial interest outstanding, unlimited authorization, no par	52,135
Net asset value per share	$8.27
Institutional Class:
Net assets	$9,845,269
Shares of beneficial interest outstanding, unlimited authorization, no par	1,193,377
Net asset value per share	$8.25
*Investments, at cost	$41,051,150
Δ Foreign currencies, at cost	4,549

See accompanying notes, which are an integral part of the financial statements.

28

Statement of operations

Delaware Strategic Income Fund	Year ended July 31, 2020

Investment Income:
Interest	$1,964,061
Dividends	24,226

1,988,287

Expenses:
Management fees	243,026
Distribution expenses—Class A	73,016
Distribution expenses—Class C	24,077
Distribution expenses—Class R	3,027
Registration fees	62,427
Audit and tax fees	55,051
Accounting and administration expenses	48,393
Dividend disbursing and transfer agent fees and expenses	48,060
Reports and statements to shareholders expenses	35,530
Legal fees	23,944
Custodian fees	5,555
Trustees’ fees and expenses	2,589
Other	39,531

664,226
Less expenses waived	(301,125)
Less expenses paid indirectly	(1,981)

Total operating expenses	361,120

Net Investment Income	1,627,167

29

Statement of operations

Delaware Strategic Income Fund

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$590,712
Foreign currencies	(26,634)
Foreign currency exchange contracts	4,229
Futures contracts	130,310
Swap contracts	12,170

Net realized gain	710,787

Net change in unrealized appreciation (depreciation) of:
Investments	169,283
Foreign currencies	(383)
Foreign currency exchange contracts	5,580
Futures contracts	93,675
Swap contracts	(7,299)

Net change in unrealized appreciation (depreciation)	260,856

Net Realized and Unrealized Gain	971,643

Net Increase in Net Assets Resulting from Operations	$2,598,810

See accompanying notes, which are an integral part of the financial statements.

30

Statements of changes in net assets

Delaware Strategic Income Fund

	Year ended
	7/31/20	7/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,627,167	$2,359,166
Net realized gain (loss)	710,787	(1,578,275)
Net change in unrealized appreciation (depreciation)	260,856	1,767,287

Net increase in net assets resulting from operations	2,598,810	2,548,178

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,150,976)	(1,094,155)
Class C	(77,116)	(82,589)
Class R	(22,494)	(147,003)
Institutional Class	(506,825)	(736,666)

Return of capital:
Class A	(14,898)	(273,423)
Class C	(922)	(24,582)
Class R	(215)	(6,480)
Institutional Class	(4,918)	(144,868)

	(1,778,364)	(2,509,766)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,325,216	1,381,511
Class C	546,156	413,394
Class R	150,741	372,716
Institutional Class	2,218,451	3,688,096

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,062,593	1,235,675
Class C	74,732	100,614
Class R	21,539	145,343
Institutional Class	516,863	890,867

	6,916,291	8,228,216

31

Statements of changes in net assets

Delaware Strategic Income Fund

	Year ended
	7/31/20	7/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(5,249,182)	$(5,672,122)
Class C	(1,575,998)	(1,182,749)
Class R	(477,132)	(4,054,866)
Institutional Class	(9,539,619)	(16,323,384)

	(16,841,931)	(27,233,121)

Decrease in net assets derived from capital share transactions	(9,925,640)	(19,004,905)

Net Decrease in Net Assets	(9,105,194)	(18,966,493)

Net Assets:
Beginning of year	51,020,046	69,986,539

End of year	$41,914,852	$51,020,046

See accompanying notes, which are an integral part of the financial statements.

32

This page intentionally left blank.

Financial highlights

Delaware Strategic Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16

Net asset value, beginning of period	$8.07	$8.01	$8.41	$8.57	$8.43

Income (loss) from investment operations:
Net investment income[1]	0.29	0.32	0.32	0.24	0.15
Net realized and unrealized gain (loss)	0.20	0.08	(0.37)	(0.10)	0.20

Total from investment operations	0.49	0.40	(0.05)	0.14	0.35

Less dividends and distributions from:
Net investment income	(0.32)	(0.27)	(0.32)	(0.30)	(0.20)
Return of capital	— [2]	(0.07)	(0.03)	—	(0.01)

Total dividends and distributions	(0.32)	(0.34)	(0.35)	(0.30)	(0.21)

Net asset value, end of period	$8.24	$8.07	$8.01	$8.41	$8.57

Total return[3]	6.27%	5.20%	(0.62%)	1.73%	4.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,793	$31,032	$33,912	$51,220	$69,524
Ratio of expenses to average net assets[4]	0.84%	0.84%	0.88%	0.90%	0.90%
Ratio of expenses to average net assets prior to fees waived[4]	1.52%	1.50%	1.35%	1.29%	1.21%
Ratio of net investment income to average net assets	3.66%	4.09%	3.83%	2.84%	1.80%
Ratio of net investment income to average net assets prior to fees waived	2.98%	3.43%	3.36%	2.45%	1.49%
Portfolio turnover	130%	106%	125%	210%	316%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

34

Financial highlights

Delaware Strategic Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16

Net asset value, beginning of period	$8.08	$8.02	$8.42	$8.58	$8.44

Income (loss) from investment operations:
Net investment income[1]	0.23	0.26	0.25	0.18	0.09
Net realized and unrealized gain (loss)	0.20	0.08	(0.36)	(0.10)	0.19

Total from investment operations	0.43	0.34	(0.11)	0.08	0.28

Less dividends and distributions from:
Net investment income	(0.26)	(0.21)	(0.26)	(0.24)	(0.13)
Return of capital	— [2]	(0.07)	(0.03)	—	(0.01)

Total dividends and distributions	(0.26)	(0.28)	(0.29)	(0.24)	(0.14)

Net asset value, end of period	$8.25	$8.08	$8.02	$8.42	$8.58

Total return[3]	5.47%	4.42%	(1.35%)	0.97%	3.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,846	$2,793	$3,450	$4,996	$9,490
Ratio of expenses to average net assets[4]	1.59%	1.59%	1.63%	1.65%	1.65%
Ratio of expenses to average net assets prior to fees waived[4]	2.27%	2.25%	2.10%	2.04%	1.96%
Ratio of net investment income to average net assets	2.91%	3.34%	3.08%	2.09%	1.05%
Ratio of net investment income to average net assets prior to fees waived	2.23%	2.68%	2.61%	1.70%	0.74%
Portfolio turnover	130%	106%	125%	210%	316%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

35

Financial highlights

Delaware Strategic Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16

Net asset value, beginning of period	$8.10	$8.03	$8.44	$8.60	$8.46

Income (loss) from investment operations:
Net investment income[1]	0.27	0.30	0.30	0.22	0.13
Net realized and unrealized gain (loss)	0.20	0.09	(0.38)	(0.10)	0.19

Total from investment operations	0.47	0.39	(0.08)	0.12	0.32

Less dividends and distributions from:
Net investment income	(0.30)	(0.25)	(0.30)	(0.28)	(0.17)
Return of capital	— [2]	(0.07)	(0.03)	—	(0.01)

Total dividends and distributions	(0.30)	(0.32)	(0.33)	(0.28)	(0.18)

Net asset value, end of period	$8.27	$8.10	$8.03	$8.44	$8.60

Total return[3]	5.99%	5.07%	(0.97%)	1.48%	3.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$431	$738	$4,259	$5,725	$6,793
Ratio of expenses to average net assets[4]	1.09%	1.09%	1.13%	1.15%	1.15%
Ratio of expenses to average net assets prior to fees waived[4]	1.77%	1.75%	1.60%	1.54%	1.46%
Ratio of net investment income to average net assets	3.41%	3.84%	3.58%	2.59%	1.55%
Ratio of net investment income to average net assets prior to fees waived	2.73%	3.18%	3.11%	2.20%	1.24%
Portfolio turnover	130%	106%	125%	210%	316%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

36

Financial highlights

Delaware Strategic Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17	7/31/16

Net asset value, beginning of period	$8.08	$8.02	$8.42	$8.58	$8.44

Income (loss) from investment operations:
Net investment income[1]	0.31	0.34	0.34	0.26	0.17
Net realized and unrealized gain (loss)	0.20	0.08	(0.37)	(0.10)	0.20

Total from investment operations	0.51	0.42	(0.03)	0.16	0.37

Less dividends and distributions from:
Net investment income	(0.34)	(0.29)	(0.34)	(0.32)	(0.22)
Return of capital	— [2]	(0.07)	(0.03)	—	(0.01)

Total dividends and distributions	(0.34)	(0.36)	(0.37)	(0.32)	(0.23)

Net asset value, end of period	$8.25	$8.08	$8.02	$8.42	$8.58

Total return[3]	6.53%	5.47%	(0.36%)	1.99%	4.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,845	$16,457	$28,366	$33,820	$52,081
Ratio of expenses to average net assets[4]	0.59%	0.59%	0.63%	0.65%	0.65%
Ratio of expenses to average net assets prior to fees waived[4]	1.27%	1.25%	1.10%	1.04%	0.96%
Ratio of net investment income to average net assets	3.91%	4.34%	4.08%	3.09%	2.05%
Ratio of net investment income to average net assets prior to fees waived	3.23%	3.68%	3.61%	2.70%	1.74%
Portfolio turnover	130%	106%	125%	210%	316%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

4	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

37

Notes to financial statements

Delaware Strategic Income Fund	July 31, 2020

Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Emerging Markets Debt Corporate Fund (formerly, Delaware Emerging Markets Debt Fund) and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware Strategic Income Fund (Fund). The Fund is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and

38

options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended July 31, 2020 and for all open tax years (years ended July 31, 2017–July 31, 2019), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended July 31, 2020, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, deliver or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that

39

Notes to financial statements

Delaware Strategic Income Fund

1. Significant Accounting Policies (continued)

portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset-and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2020, the Fund earned $1,776 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing

40

and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2020, the Fund earned $205 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/ reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual operating expenses from exceeding 0.59% of the Fund’s average daily net assets. This waiver was in effect from August 1, 2019 through July 31, 2020.* This waiver and reimbursement may be terminated only by agreement of DMC and the Fund. The waiver and reimbursement are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2020, the Fund was charged $5,540 for these services.

41

Notes to financial statements

Delaware Strategic Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described on previous page are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2020, the Fund was charged $4,106 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The Board has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of the average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of the average daily net assets representing shares acquired on or after June 1, 1992. All Class A shareholders currently bear 12b-1 fees at the same, blended rate currently 0.25% of the average daily net assets based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2020, the Fund was charged $5,938 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2020, DDLP earned $2,161 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2020, DDLP received gross CDSC commissions of $11 on redemptions of the Fund’s Class C shares and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

42

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

* The aggregate contractual waiver period covering this report is from November 28,2018, through November 29, 2020.

3. Investments

For the year ended July 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$40,000,734
Purchases of US government securities	16,076,023
Sales other than US government securities	48,096,277
Sales of US government securities	18,373,072

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$41,198,689

Aggregate unrealized appreciation of investments	$2,036,064
Aggregate unrealized depreciation of investments	(1,105,729)

Net unrealized appreciation of investments	$930,335

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the

43

Notes to financial statements

Delaware Strategic Income Fund

3. Investments (continued)

circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

44

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2020:

	Level 1	Level 2	Total

Securities

Assets:

Agency Collateralized Mortgage Obligations	$—	$2,639,665	$2,639,665
Agency Commercial Mortgage-Backed Securities	—	518,119	518,119
Convertible Bonds	—	608,448	608,448
Corporate Bonds	—	22,728,086	22,728,086
Loan Agreements	—	1,758,201	1,758,201
Municipal Bonds	—	795,067	795,067
Non-Agency Asset-Backed Securities	—	908,445	908,445
Non-Agency Collateralized Mortgage Obligations	—	4,429,381	4,429,381
Non-Agency Commercial Mortgage-Backed Securities	—	2,362,341	2,362,341
Preferred Stock[1]	293,265	112,642	405,907

Sovereign Bonds	—	2,232,499	2,232,499

Supranational Bank	—	204,984	204,984
US Treasury Obligations	—	988,192	988,192
Short-Term Investments	1,527,133	—	1,527,133

Total Value of Securities	$1,820,398	$40,286,070	$42,106,468

Derivatives[2]

Assets:

Foreign Currency Exchange Contracts	$—	5,580	5,580
Futures Contracts	$22,965	$—	$22,965
Liabilities:
Futures Contracts	(5,989)	—	(5,989)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Total

Preferred Stock	72.25%	27.75%	100.00%

2Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended July 31, 2020, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

45

Notes to financial statements

Delaware Strategic Income Fund

3. Investments (continued)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended July 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2020 and 2019 were as follows:

	Year ended
	7/31/20	7/31/19
Ordinary income	$1,757,411	$2,060,413
Return of capital	20,953	449,353

Total	$1,778,364	$2,509,766

5. Components of Net Assets on a Tax Basis

As of July 31, 2020, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$46,122,534
Qualified late year loss deferrals	(8,503)
Distributions payable	(35,296)
Capital loss carryforwards	(5,094,218)
Unrealized appreciation of investments, foreign currencies, and derivatives	930,335

Net assets	$41,914,852

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of futures contracts, mark-to-market on foreign currency contracts, tax treatment of swap contracts, tax treatment of market discount and premium on debt instruments, amortization of premium on callable bonds and tax adjustment on US Treasury inflation bonds.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2020 through July 31, 2020 and November 1, 2019 through July 31, 2020, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

At July 31, 2020, capital loss carryforwards available to offset future realized capital gains, are as follows:

Loss carryforward character

Short-term	Long-term	Total

$2,066,549	$3,027,669	$5,094,218

46

At July 31, 2020, the Fund utilized $553,933 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/20	7/31/19
Shares sold:
Class A	289,779	175,185
Class C	67,052	53,356
Class R	19,037	47,249
Institutional Class	283,581	466,438

Shares issued upon reinvestment of dividends and distributions:
Class A	132,990	157,085
Class C	9,354	12,787
Class R	2,686	18,474
Institutional Class	64,481	113,096

	868,960	1,043,670

Shares redeemed:
Class A	(653,497)	(721,145)
Class C	(198,420)	(150,652)
Class R	(60,725)	(504,690)
Institutional Class	(1,192,161)	(2,080,617)

	(2,104,803)	(3,457,104)

Net decrease	(1,235,843)	(2,413,434)

47

Notes to financial statements

Delaware Strategic Income Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.” For the years ended July 31, 2020 and 2019, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions

	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value

Year ended
7/31/20	—	2,018	2,022	—	$16,286
7/31/19	1,162	1,583	1,584	1,160	21,687

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on November 4, 2019.

On November 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit available was increased to $275,000,000 on May 6, 2020. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on November 2, 2020.

The Fund had no amounts outstanding as of July 31, 2020, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is

48

recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended July 31, 2020, the Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owned that were denominated in foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At July 31, 2020, the Fund posted $21,428 in cash as collateral for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended July 31, 2020, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not be permitted

49

Notes to financial statements

Delaware Strategic Income Fund

8. Derivatives (continued)

to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended July 31, 2020, the Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. At July 31, 2020, the Fund had no open CDS contracts.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended July 31, 2020, the Fund used CDS contracts to gain exposure to certain securities or markets.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse

50

market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.” For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Fair values of derivative instruments as of July 31, 2020 were as follows:

		Asset Derivatives Fair Value
			Interest
Statement of Assets and	Currency	Equity	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Contracts	Total
Variation margin due from broker on futures contracts*	$—	$—	$22,965	$—	$22,965
Unrealized appreciation on foreign currency exchange contracts	5,580	—	—	—	5,580

Total	5,580	—	22,965	—	28,545

		Liability Derivatives Fair Value
			Interest
Statement of Assets and	Currency	Equity	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Contracts	Total
Variation margin due from broker on futures contracts*	$—	$—	$(5,989)	$—	$(5,989)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through July 31, 2020. Only current day variation margin is reported on the “Statement of assets and liabilities.”

51

Notes to financial statements

Delaware Strategic Income Fund

8. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2020 was as follows:

	Net Realized Gain (Loss) on:

	Foreign
	Currency
	Exchange	Futures	Swap
	Contracts	Contracts	Contracts	Total

Currency contracts	$4,229	$—	$—	$4,229
Interest rate contracts	—	130,310	—	130,310
Credit contracts	—	—	12,170	12,170

Total	$4,229	$130,310	$12,170	$146,709

	Net Change in Unrealized Appreciation (Depreciation) of:

	Foreign
	Currency
	Exchange	Futures	Swap
	Contracts	Contracts	Contracts	Total

Currency contracts	$5,580	$—	$—	$ 5,580
Interest rate contracts	—	93,675	—	93,675
Credit contracts	—	—	(7,299)	(7,299)

Total	$5,580	$93,675	$(7,299)	$91,956

The table below summarizes the average balance of derivative holdings by the Fund during the year ended July 31, 2020:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$ 13,292	$ —
Futures contracts (average notional value)	3,968,235	1,378,517
CDS contracts (average notional value)*	—	101,818

*Long represents buying protection and short represents selling protection.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset

52

with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At July 31, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position

Toronto-Dominion Bank	$5,580	$—	$5,580

Fair Value of
		Non-Cash		Fair Value of	Cash
		Collateral	Cash Collateral	Non-Cash	Collateral
Counterparty	Net Position	Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
Toronto-Dominion Bank	$5,580	$—	$—	$—	$—	$5,580

(a)The value of the related collateral exceeded the value of the derivatives as of July 31, 2020, as applicable.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned securities is determined by the security lending agent.

53

Notes to financial statements

Delaware Strategic Income Fund

10. Securities Lending (continued)

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2020, the Fund had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there

54

is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high-yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of

55

Notes to financial statements

Delaware Strategic Income Fund

11. Credit and Market Risk (continued)

scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other interbank offered rates (“IBORs”), such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

66

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2017, FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Fund’s net assets at the end of the period is not material.

In August 2018, FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2020, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Government Fund and Shareholders of Delaware Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Strategic Income Fund (one of the funds constituting the Delaware Group® Government Fund, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Strategic Income Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for:

(1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk;

(2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories

(Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 19-21, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through March 31, 2020. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

Other Fund information (Unaudited)

Delaware Strategic Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2020, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	98.82%
(B) Return of Capital (Tax Basis)	1.18%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trusted or Officer	Other Directorships Held by Trustee or Officer

Interested Trustee

Shawn K. Lytle[1]	President,	President and	President — Macquarie	93	Trustee — UBS Relationship
2005 Market Street	Chief Executive	Chief Executive	Investment Management[2]		Funds, SMA Relationship Trust,
Philadelphia, PA	Officer,	Officer	(June 2015–Present)		and UBS Funds
19103	and Trustee	since August 2015	Regional Head of Americas —		(May 2010–April 2015)
February 1970		Trustee since	UBS Global Asset Management
		September 2015	(April 2010–May 2015)

Independent Trustees

Jerome D.	Trustee	Since January 2019	Managing Member, Stonebrook	93	None
Abernathy			Capital Management, LLC
2005 Market Street			(financial technology: macro
Philadelphia, PA			factors and databases)
19103			(January 1993-Present)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trusted or Officer	Other Directorships Held by Trustee or Officer

July 19590

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	93	None
2005 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March
19103		2015
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private	93	Director —Banco Santander
2005 Market Street			Wealth Management		International
Philadelphia, PA			(2011–2013) and Market		(October 2016–December 2019)
19103			Manager, New Jersey Private		Director —Santander Bank, N.A.
November 1958			Bank (2005–2011) — J.P.		(December 2016–December
			Morgan Chase & Co.		2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	93	Director and Audit Committee
2005 Market Street			(April 2011–Present)		Member —Hercules Technology
Philadelphia, PA					Growth Capital, Inc.
19103					(July 2004–July 2014)
January 1953

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trusted or Officer	Other Directorships Held by Trustee or Officer

John A. Fry	Trustee	Since January 2001	President —Drexel University	93	Director; Compensation
2005 Market Street			(August 2010–Present)		Committee and Governance
Philadelphia, PA			President — Franklin & Marshall		Committee Member —
19103			College (July 2002–June 2010)		Community Health Systems
May 1960					(May 2004–Present)
Director —Drexel Morgan & Co.
(2015–2019)
Director and Audit Committee
Member —vTv Therapeutics Inc.
(2017–Present)
Director and Audit Committee
Member —FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
Director — Federal Reserve
Bank of Philadelphia
(January 2020–Present)
Lucinda S. Landreth	Trustee	Since March 2005	Private Investor (2004–Present)	93	None
2005 Market Street
Philadelphia, PA
19103
June 1947

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trusted or Officer	Other Directorships Held by Trustee or Officer

Frances A.	Trustee	Since September	Private Investor	93	Trust Manager and Audit
Sevilla-Sacasa		2011	(January 2017–Present)		Committee Chair —Camden
2005 Market Street			Chief Executive Officer —Banco		Property Trust
Philadelphia, PA			Itaú International		(August 2011–Present)
19103			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean		Planning and Reserves
			(August 2011–March 2012) and		Committee and Nominating
			Interim Dean		and Governance
			(January 2011–July 2011) —		Committee Member —
			University of Miami School of		Callon Petroleum Company
			Business Administration		(December 2019–Present)
			President —U.S. Trust, Bank of		Director; Audit Committee
			America Private Wealth		Member —Carrizo Oil & Gas,
			Management (Private Banking)		Inc. (March 2018–December
			(July 2007-December 2008)		2019)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trusted or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013)	93	Director —HSBC North America
2005 Market Street			— PNC Financial Services Group		Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19103					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank USA,
National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April 2018)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trusted or Officer	Other Directorships Held by Trustee or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and	93	Director; Finance Committee and
2005 Market Street			President —Gore Creek Capital,		Audit Committee Member —
Philadelphia, PA			Ltd. (August 2009–Present)		H&R Block Corporation
19103					(July 2008–Present)
August 1959					Director; Investments
Committee, Capital and Finance
Committee, and Audit
Committee Member — Grange
Insurance (2013–Present)
Trustee; Chair of Nominating and
Governance Committee and
Audit Committee Member —The
Merger Fund (2013–Present), The
Merger Fund VL (2013–Present);
WCM Alternatives: Event-Driven
Fund (2013–Present), and WCM
Alternatives: Credit Event Fund
(December 2017–Present)
Director; Chair of Governance
Committee and Audit Committee
Member — International
Securities Exchange (2010–2016)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trusted or Officer	Other Directorships Held by Trustee or Officer

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	93	Director; Personnel and
2005 Market Street			(January 2006–July 2012), Vice		Compensation Committee Chair;
Philadelphia, PA			President —Mergers &		Member of Nominating,
19103			Acquisitions		Investments, and Audit
July 1948			(January 2003–January 2006),		Committees for various periods
			and Vice President and Treasurer		throughout directorship —
			(July 1995–January 2003) — 3M		Okabena Company (2009–2017)
Company

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in	93	None[3]
2005 Market Street	General Counsel, and	since May 2013;	various capacities at different
Philadelphia, PA	Secretary	General Counsel	times at Macquarie Investment
19103		since May 2015;	Management.
December 1963		Secretary since
October 2005

Daniel V. Geatens	Vice President and	Vice President and	Daniel V. Geatens has served in	93	None[3]
2005 Market Street	Treasurer	Treasurer since	various capacities at different
Philadelphia, PA		October 2007	times at Macquarie Investment
19103			Management.
October 1972

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trusted or Officer	Other Directorships Held by Trustee or Officer

Richard Salus	Senior Vice President	Senior Vice President	Richard Salus has served in	93	None
2005 Market Street	and Chief Financial	and Chief Financial	various capacities at different
Philadelphia, PA	Officer	Officer since	times at Macquarie Investment
19103		November 2006	Management.
October 1963

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment manager, principal underwriter, and its transfer agent.

3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment

Officer

Assurant, Inc.

New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Strategic Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $90,870 for the fiscal year ended July 31, 2020.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $92,390 for the fiscal year ended July 31, 2019.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended July 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended July 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $13,000 for the fiscal year ended July 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $13,000 for the fiscal year ended July 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2019.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,607,000 and $9,955,000 for the registrant’s fiscal years ended July 31, 2020 and July 31, 2029, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® GOVERNMENT FUND

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 6, 2020

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	October 6, 2020